As filed with the Securities & Exchange Commission
                                                      ----------------

Securities Act File No.           33-55758
                                  ---------------
Investment Company Act File No.   811-7366
                                  ---------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

Registration Statement Under the Securities Act of 1933                   X
                                                                        -----

         Pre-Effective Amendment No.
                                     -------                            -----

         Post-Effective Amendment No.  6                                  X
                                     -------                            -----

Registration Statement Under the Investment Company Act of 1940           X
                                                                        -----

                   Amendment No.  8                                       X
                                                                        -----


                               THE ANALYTIC SERIES FUND
                  (Exact Name of Registrant as Specified in Charter)

              700 South Flower Street, Suite 2400, Los Angeles, CA 90017
                       (Address of principal executive offices)

                    Registrant's Telephone Number:  (213) 688-3015

                        NAME AND ADDRESS OF AGENT FOR SERVICE

                                       COPIES TO:
HARINDRA DE SILVA                      MICHAEL GLAZER
Analytic-TSA Global Asset              Paul, Hastings, Janofsky &
  Management, Inc.                       Walker LLP
700 South Flower Street, SUITE 2400    555 South Flower Street
LOS ANGELES, CA 90017                  Los Angeles, CA 90071


It is proposed that this filing will become effective:
_X_   immediately upon filing pursuant to paragraph (b)
___   on ________________ pursuant to paragraph (b)

___   60 days after filing pursuant to paragraph (a)(1)
___   on ________________ pursuant to Rule 485 paragraph (a)(1)
___   75 days after filing pursuant to paragraph (a)(2)
___   on ________________ pursuant to paragraph (a)(2) of Rule 485
      This post-effective amendment designates a new effective date for a
___   previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on February 27, 1997.

                                CROSS REFERENCE SHEET

                                      FORM N-1A

                     PART A:   INFORMATION REQUIRED IN PROSPECTUS


N-1A Item No.                Item                               Location in Registration Statement
    1.        Cover Page                                   Cover Page - Prospectus
    2.        Synopsis                                     Fund Expenses; Yield and Total Return
                                                           Disclosure
    3.        Condensed Financial Information              Financial Highlights
    4.        General Description of Registrant            Investment Objective and Policies;
                                                           Investment Limitations;  Investment Risks
    5.        Management of the Fund                       Management of the Fund
    6.        Capital Stock and Other Securities           General Information;  Dividends, Capital
                                                           Gains and Taxes;  Shareholder Guide
    7.        Purchase of Securities Being Offered         Highlights;  Shareholder Guide - Purchasing
                                                           Shares;  Shareholder Guide - Exchanging
                                                           Shares
    8.        Redemption or Repurchase                     Highlights;  Shareholder Guide - Redeeming
                                                           Shares;  Shareholder Guide - Exchanging
                                                           Shares
    9.        Legal Proceedings                            Not Applicable


        PART B:   INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION


N-1A Item No.                Item                               Location in Registration Statement
   10.        Cover Page                                   Cover Page - Statement of Additional
                                                           Information
   11.        Table of Contents                            Table of Contents
   12.        General Information and History              Not Applicable
   13.        Investment Objectives and Policies           Investment Objective and Policies;
                                                           Investment Limitations
   14.        Management of Registrant                     Management of the Fund
   15.        Control Persons and Principal Holders of     Management of the Fund;  Principal
              Securities                                   Shareholders
   16.        Investment Advisory and Other Services       Investment Advisory and Other Services
   17.        Broker Allocation                            Portfolio Transactions
   18.        Capital Stock and Other Securities           Not Applicable (See Prospectus)
   19.        Purchase, Redemption, and Pricing of         Net Asset Value Per Share; Purchase of
              Securities Being Offered                     Shares; Redemption of Shares
   20.        Tax Status                                   Investment Objectives - Federal Tax
                                                           Treatment of Options and Futures
   21.        Underwriters                                 Not Applicable
   22.        Calculation of Performance Data              Not Applicable ( See Prospectus.)
   23.        Financial Statements                         Financial Statements


                              PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                            THE ANALYTIC SERIES FUND
                       700 SOUTH FLOWER STREET, SUITE 2400
                              LOS ANGELES, CA 90017
                                 (800) 374-2633


INVESTMENT OBJECTIVE AND POLICIES

The Analytic Series Fund, a Delaware business trust (the "Fund"), is a newly organized, no-load, open-end diversified investment company or "mutual fund" presently consisting of 3 separate Portfolios, each with a distinct investment objective. The Portfolios are: the Analytic Short-Term Government Portfolio ("SHORT-TERM GOVERNMENT PORTFOLIO"), the Analytic Master Fixed Income Portfolio ("MASTER FIXED INCOME PORTFOLIO"), and the Analytic Enhanced Equity Portfolio ("ENHANCED EQUITY PORTFOLIO").

The investment objective of the SHORT-TERM GOVERNMENT PORTFOLIO is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. At least 80% of the total assets of the Portfolio will be invested in U.S. government securities and up to 20%, may be invested in securities of foreign issuers.

The investment objective of the MASTER FIXED INCOME PORTFOLIO is to provide above-average total returns from a diversified bond portfolio consisting primarily of domestic government, corporate, and mortgage-related fixed income securities. Up to 20% of the total assets of the Portfolio may be invested in securities of foreign issuers.

The investment objective of the ENHANCED EQUITY PORTFOLIO is to provide above-average total returns from a diversified equity portfolio which consists primarily of domestic common stocks and related investments such as options and futures. Up to 20% of the total assets of the Portfolio may be invested in securities of foreign issuers.


OPENING AN ACCOUNT

Please complete and return the Account Registration. If you need assistance in completing this form, please call Shareholder Services at (800) 374-2633. There is no minimum investment for tax deferred retirement accounts; otherwise, the minimum initial investment is $5,000 invested in any proportion among the Portfolios. Shares may be purchased at net asset value per share, without a sales charge, next determined after receipt of a purchase order in good form.


ABOUT THIS PROSPECTUS

This Prospectus sets forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. The Statement is incorporated by reference into this Prospectus and a copy may be obtained without charge by writing to the Fund or by calling Shareholder Services at
(800) 374-2633.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION
IS MAY   , 1997

                                   HIGHLIGHTS

THREE SEPARATE PORTFOLIOS

Investors may choose from any of the three Portfolios of the Fund. The investment characteristics of each Portfolio are summarized in the chart below.
                                                                       PAGE 5

                               PORTFOLIO SUMMARY

                                                           MAY USE
 PORTFOLIO                    PRIMARY INVESTMENTS         OPTIONS     MAY USE
                                                             AND      FOREIGN
                                                           FUTURES   SECURITIES
 ------------------------------------------------------------------------------
 Short-Term          Shorter  term U.S.  Treasury  & U.S.     Yes        Yes
 Government          Government agency fixed income
                     securities, with an average duration
                     of 1 to 3 years

 Master              Intermediate  and longer  term  U.S.     Yes        Yes
 Fixed               Government, and high grade Income
 Income              corporate and mortgage-related fixed
                     income securities

 Enhanced Equity     Publicly traded common stocks with       Yes        Yes
                     average capitalization typical of
                     medium to large companies
 ------------------------------------------------------------------------------



RISK CHARACTERISTICS

The securities in the Portfolios are subject to various risks, including interest rate risk, credit risk, currency risk and equity risk. The following chart summarizes the Adviser's opinion of the exposure of each Portfolio to these risks and the expected price fluctuations due to these and other risks, based on the historical financial characteristics of the various securities.
                                                                      PAGE 11


                                  RISK SUMMARY


                                                                   EXPECTED
                     INTEREST RATE                                PORTFOLIO
                          AND                       CURRENCY        PRICE
 PORTFOLIO            CREDIT RISK     EQUITY RISK     RISK       FLUCTUATIONS
 ------------------------------------------------------------------------------
 Short-Term               Low            None         Low      Low to Moderate
 Government

 Master Fixed             High          Low to        Low      Moderate to High
 Income                                Moderate

 Enhanced Equity          Low            High         Low        High to Very
                                                                     High
 -------------------------------------------------------------------------------

INVESTMENT ADVISER

Analytic-TSA Global Asset Management, Inc. (the "Adviser"), 700 South Flower Street, Suite 2400, Los Angeles, CA 90017, is the investment adviser of the Fund. The Adviser is a wholly owned subsidiary of United Asset Management Corporation, a holding company described under "Management of the Fund" in the Statement of Additional Information.
                                                                         PAGE 26



DIVIDEND POLICY

The Short-Term Government and Master Fixed Income Portfolios declare a dividend each business day based on their respective net investment incomes. These dividends are paid on the first business day of each month. The Enhanced Equity Portfolio declares and pays its net investment income on the last business day of the calendar quarter. All Portfolios distribute net realized capital gains, if any, annually.
                                                                         PAGE 30

TAXES

Dividends and capital gains distributions paid by the Fund's Portfolios are generally subject to federal, state and local income taxes. However, depending on provisions of your state's tax law, the portion of a Portfolio's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. A sale of shares, whether by outright redemption or exchange, is a taxable event and may result in a capital gain or loss.
                                                                         PAGE 30

PURCHASING SHARES

Shares may be purchased by wire, mail, or exchange from another Portfolio in the Fund, at net asset value per share, without a sales charge, next determined after receipt of a purchase order in good form. There is no minimum initial or subsequent purchase of Portfolio shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase, in any proportion among the Portfolios, and there is no minimum for subsequent purchases.
                                                                         PAGE 34

REDEEMING SHARES

Shares are redeemed without charge and redemptions may be made by telephone, mail, or exchange to another Portfolio in the Fund.
                                                                         PAGE 36


SHAREHOLDER SERVICES

The Adviser acts as the transfer agent, dividend disbursing agent, and shareholder relations servicing agent.

Shareholder inquiries should be addressed to Analytic TSA Global Asset Management, Inc., Attn: Shareholder Services, 700 South Flower Street, Suite 2400, Los Angeles, CA 90017; telephone (800) 374-2633.

FUND EXPENSES

The following table illustrates the expenses and fees that a shareholder of the Fund is expected to incur for the Fund's 1997 fiscal year.


                                        SHORT-TERM      MASTER      ENHANCED
                                        GOVERNMENT   FIXED INCOME    EQUITY
 SHAREHOLDER TRANSACTION EXPENSES       PORTFOLIO     PORTFOLIO     PORTFOLIO
 ------------------------------------------------------------------------------
 Sales Load Imposed on Purchases          None          None           None
 Sales Load Imposed on Reinvested         None          None           None
 Dividends
 Redemption Fees                          None          None           None
 Exchange Fees                            None          None           None



                                        SHORT-TERM      MASTER      ENHANCED
 ANNUAL FUND OPERATING EXPENSES         GOVERNMENT   FIXED INCOME    EQUITY
 (AFTER EXPENSE REIMBURSEMENT*)         PORTFOLIO     PORTFOLIO     PORTFOLIO
 ------------------------------------------------------------------------------
 Management Fees                           0.00%        0.45%         0.09%
 12b-1 Fees                                None         None          None
 Other Expenses                            0.60         0.52          0.91
  Total Fund Operating Expenses            0.60%        0.97%         1.00%
 (after expense reimbursement)


* After reimbursement of expenses. The Adviser has voluntarily agreed to reimburse expenses of the Fund, including advisory fees (but excluding interest, taxes, and extraordinary expenses) that exceed 0.60%, and 1.0% of average daily net assets for the Short-Term Government, and Enhanced Equity Portfolios, respectively, for the year ending December 31, 1997. Without such reimbursement, management fees for the Short-Term Government, and Enhanced Equity Portfolio would be 0.30%, and 0.60%, respectively, and total expenses are expected to be 3.28% (this projection was based on asset levels as of the date of this prospectus) and 1.51%, respectively, for the year ending December 31, 1997. The voluntary expense caps for year ended December 31, 1996 were 0.60%, 0.80% and 1.0% for the Short Term Government, Master Fixed Income and Enhanced Equity Portfolios, respectively. The information in the Fund Expenses table has been restated to reflect the current expense caps.


The Master Fixed Income and Enhanced Equity Portfolios have entered into agreements whereby certain operating expenses of the Portfolio are paid indirectly by a broker, based upon a percentage of commissions earned by the broker for execution of portfolio transactions. Gross commission rates for this broker are consistent with those of other brokers utilized by the Fund. For the year ended December 31, 1996, expenses paid indirecty by such broker represented 0.06% and 0.13% of average daily net assets of the Master Fixed Income and Enhanced Equity Portfolios, respectively. With expenses reimbursed by the Adviser and expenses paid indirectly through brokerage arrangements, total expenses would have been 0.56%, 0.72% and 0.91% of average daily net assets of the Short-Term Government, Master Fixed Income and Enhanced Equity Portfolios, respectively.


EXAMPLE

The following example illustrates the expenses you would pay on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.


      PORTFOLIO             1 YEAR         3 YEARS       5 YEARS      10 YEARS
      ---------             ------         -------       -------      --------
 SHORT-TERM GOVERMENT         $6             $19           $33           $75
 MASTER FIXED INCOME          10              31            54           119
 ENHANCED EQUITY              10              32            55           122

FINANCIAL HIGHLIGHTS

     The financial statements in the tables below for each of the four years in the period ended December 31, 1996, and the one month ended December 31, 1992, have been audited by Deloitte & Touche LLP, independent auditors. Such financial statements and the report of Deloitte & Touche LLP thereon are incorporated by reference in the Statement of Additional Information. Copies of the Fund's 1996 Annual Report to Shareholders may be obtained, at no charge, by writing or telephoning the Fund at the address or telephone number appearing on the cover page of this Prospectus.



SHORT TERM GOVERNMENT PORTFOLIO

                                                                    One Month
                                                                      Ended
                                   Year Ended December 31          December 31
                          -----------------------------------------------------

                               1996       1995      1994       1993       1992
                            -------   --------   -------   --------   --------
Net asset value,            $  9.98   $   9.55   $ 10.03   $  10.03   $  10.00
                            -------   --------   -------   --------   --------

INCOME FROM INVESTMENT
OPERATIONS
  Net investment income        0.62       0.56      0.48       0.53       0.05
  Net realized and
  unrealized gains (losses)
  on investment and foreign
  currency transactions       (0.10)      0.43     (0.48)      0.00       0.03
                            -------   --------   -------   --------   --------
  Total from investment
   operations                  0.52       0.99      0.00       0.53       0.08

LESS DISTRIBUTIONS
  From net investment
   income                      0.66       0.56      0.48       0.53       0.05
  Return of capital            0.01
                            -------   --------   -------   --------   --------
  Total distributions          0.67       0.56      0.48       0.53       0.05

                            -------   --------   -------   --------   --------
Net asset value, end of
  period                    $  9.83   $   9.98   $  9.55   $  10.03   $  10.03
                            -------   --------   -------   --------   --------
                            -------   --------   -------   --------   --------

TOTAL RETURN                   5.28%     10.65%     0.00%      5.37%      9.38%+
                            -------   --------   -------   --------   --------
                            -------   --------   -------   --------   --------


RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period ($000)             $ 1,008   $  27,880  $ 24,481   $ 26,097  $   7,619
Ratio of expenses to
 average net assets (1)       0.76%       0.82%     0.85%      0.75%      0.77%+
Ratio of net investment
 income to average net
 assets                       5.99%       5.76%     5.37%      4.91%      5.45%+
Portfolio turnover rate      31.48%      10.15%     3.21%     85.69%      0.00%



(1) Gross of Adviser reimbursed expenses. With expense reduction, such ratios would have been 0.56%, 0.50%, 0.45%, 0.45%, and 0.45%+ for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.

+    Annualized

MASTER FIXED INCOME PORTFOLIO

                                                                    One Month
                                                                      Ended
                                   Year Ended December 31           December 31
                            ---------------------------------------------------
                                1996       1995      1994     1993       1992
                            --------    -------   -------  -------    -------
Net asset value, beginning
 of period                  $  10.41    $  9.50   $ 10.26  $ 10.06    $ 10.00
                            --------    -------   -------  -------    -------

  INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income         0.58       0.61      0.64     0.67       0.04
  Net gains (losses) on
   investments
   and options (realized
   and unrealized)             (0.01)      0.91     (0.75)    0.41       0.06
                            --------    -------   -------  -------    -------
    Total from  investment      0.57       1.52     (0.11)    1.08       0.10
  operations

  LESS DISTRIBUTIONS
  From net investment
   income                       0.58       0.61      0.64     0.67       0.04
  From net realized gains       0.12       0.00      0.01     0.21       0.00
  In excess of net
   realized gains               0.01       0.00      0.00     0.00       0.00
                            --------    -------   -------  -------    -------
    Total distributions         0.71       0.61      0.65     0.88       0.04

                            --------    -------   -------  -------    -------
Net asset value, end of
 period                     $  10.27    $ 10.41   $  9.50  $ 10.26    $ 10.06
                            --------    -------   -------  -------    -------
                            --------    -------   -------  -------    -------

TOTAL RETURN                    5.69%     16.43%    (1.04)%  10.94%     13.09%+
                            --------    -------   -------  -------    -------
                            --------    -------   -------  -------    -------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  ($000)                    $ 28,926     $24,868   $ 6,155   $ 8,066   $ 9,219
Ratio of expenses to
 average net assets (1)         0.97%       1.03%     1.17%     1.04%     1.05%+
Ratio of net investment                                                        +
 income to average net
 assets                         5.66%       5.99%     7.16%     6.39%     5.63%
Portfolio turnover rate        21.95%      31.82%    44.30%   105.39%     0.00%
Average commission rate (2) $ 0.0418    $ 0.0277


(1) Gross of Adviser reimbursed expenses and expenses indirectly paid through brokerage arrangements. With both expense reductions, such ratios would have been 0.72%, 0.69%, 0.60%, 0.60% and 0.60%+ for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.

(2) The formula for calculating the average commission rate is total commissions paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+    Annualized

ENHANCED EQUITY PORTFOLIO

                                                                     One Month
                                                                       Ended
                             Year Ended December 31                 December 31
                            ---------------------------------------------------
                               1996     1995      1994      1993      1992
                            -------  -------   -------   -------   -------
Net asset value, beginning  $ 12.94  $  9.83   $ 10.15   $ 10.02   $ 10.00
of period                   -------  -------   -------   -------   -------

INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income       0.21     0.23      0.28      0.40      0.01
   Net realized and
    unrealized gains
    (losses) on investment
    and option transactions    2.74     3.22     (0.32)     0.62      0.02
                            -------  -------   -------   -------   -------
     Total from investment     2.95     3.45     (0.04)     1.02      0.03
      operations

LESS DISTRIBUTIONS
   From net investment
    income                     0.21     0.23      0.28      0.40      0.01
   From net realized gains     3.58     0.11      0.00      0.37      0.00
   In excess of net
    realized gains             0.01     0.00      0.00      0.00      0.00
   Return of capital           0.00     0.00      0.00      0.12      0.00
                            -------  -------   -------   -------   -------
     Total distributsions      3.80     0.34      0.28      0.89      0.01

                            -------  -------   -------   -------   -------
Net asset value, end of
 period                     $ 12.09  $ 12.94   $  9.83   $ 10.15   $ 10.02
                            -------  -------   -------   -------   -------
                            -------  -------   -------   -------   -------

TOTAL RETURN                  22.95%   35.36%    (0.37)%   10.07 %    4.08%+
                            -------  -------   -------   -------   -------
                            -------  -------   -------   -------   -------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 ($000)                     $ 3,519 $  2,318  $  1,511   $   903  $ 12,823
Ratio of expenses to
 average net assets(1)         1.51%    1.33%     1.35%     1.35%     1.07%+
Ratio of net investment        1.53%    2.02%     3.24%     2.16%     1.66%+
 income to average
 net assets
Portfolio turnover rate      179.47%   10.15%    24.75%    76.34%    25.20%
Average commission
 rate(2)                    $0.0658  $ 0.0431


(1) Gross of Adviser reimbursed expenses and expenses indirectly paid through brokerage arrangements. With both expense reductions, such ratios would have been 0.91%, 0.50%, 0.24%, 0.57%, and 0.70%+ for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.

(2) The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+    Annualized

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each Portfolio are listed below. The objectives are fundamental and may not be changed without shareholder approval. However, the investment policies, practices, and strategies employed in pursuit of each Portfolio's objective are not fundamental and may be changed without shareholder approval. Because there are risks inherent in all securities investments, there is no assurance that these objectives will be achieved.

SHORT-TERM GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE:

The investment objective of the Short-Term Government Portfolio is to provide a high level of income consistent with both low fluctuations in market value and low credit risk.

INVESTMENT POLICIES:

The Short-Term Government Portfolio seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Portfolio is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between 1 and 3 years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.

Under normal market conditions, the Short-Term Government Portfolio will invest at least 80% of its total assets in U.S. Government securities. Subject to certain additional limitations, the remainder of the Portfolio's assets may be invested in other high grade debt securities, securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency-rate and interest rate-related options and futures, and cash and cash equivalents. The high grade investment standard for the Fund includes only those securities with (i) over 1 year original maturity and rated at the time of purchase a minimum of A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") , (ii) under 1 year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser at the time of purchase to be equivalent to these ratings. See the discussion of ratings under "Implementation of Policies" below.

The Portfolio may also invest in repurchase agreements collateralized by U.S. Government securities. For temporary defensive purposes, the Portfolio may reduce the average duration to less than 1 year. See "Implementation of Policies" for a description of these investment practices of the Portfolio and the additional limitations that may apply to some of the investments described above.

MASTER FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

The investment objective of the Master Fixed Income Portfolio is to provide above-average total returns from a diversified bond portfolio consisting primarily of U.S. Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average" total returns means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

INVESTMENT POLICIES:

The Master Fixed Income Portfolio seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Portfolio's fixed income investments is generally expected, under normal market conditions, to range between 3 and 10 years.

Under normal market conditions, the Master Fixed Income Portfolio will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over 1 year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's, (ii) under 1 year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser at the time of purchase to be equivalent to these ratings. See the discussion of ratings under "Implementation of Policies" below.

Subject to certain additional limitations, under normal market conditions, the remainder of the Portfolio's assets may be invested in floating rate and other types of debt securities, high grade non-U.S.-dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Portfolio may also invest in interest and currency rate-related derivative securities. For temporary defensive purposes, the Portfolio may retain all or part of its assets in high grade, U.S. dollar denominated debt securities or cash and cash equivalents.
See "Implementation of Policies" for a description of these investment practices of the Portfolio and the additional limitations that may apply to some of the investments described above.

ENHANCED EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The investment objective of the Enhanced Equity Portfolio is to provide above-average total returns from a diversified equity portfolio which consists primarily of common stocks and related investments such as options and futures. For this purpose, "above average" total returns means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

INVESTMENT POLICIES:

The Enhanced Equity Portfolio seeks to achieve its objective by investing primarily in the publicly traded common stocks of U.S. domiciled corporations and options and futures that relate to such stocks. While the Portfolio may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Portfolio's stocks will be typical of medium to large companies (typically $15 billion or higher). A company's market capitalization is the total stock market value of its outstanding shares.

Under normal market conditions, the Enhanced Equity Portfolio will invest at least 65% of its total assets in common stocks of U.S. domiciled corporations and equity-type investments that relate to U.S. domiciled corporations. Equity-type investments include preferred stock, warrants, and convertible securities. See "Implementation of Policies" for a description of certain additional limitations on the percentage of the Portfolio that may be invested in some of the equity-type investments.

Subject to certain additional limitations, the remainder of the Portfolio's assets may be invested in foreign equity and equity-type securities, equity related options and futures contracts, debt securities of investment grade or below, the shares of other investment companies, and cash or cash equivalents awaiting investment.

For temporary defensive purposes, the Portfolio may retain all or part of its assets in high grade, U.S. dollar denominated debt securities or cash and cash equivalents. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio and the additional limitations that may apply to some of the investments described above.

To manage the Portfolio. the Adviser is currently using a proprietary model for investment in domestic common stocks, based on work pioneered by Professor Robert A. Haugen. As a result, the Adviser currently intends to invest primarily in such stocks. See the Statement of Additional Information for further information regarding the application of this model.

INVESTMENT RISKS

All of the Portfolios are expected to have fluctuations in their net asset values. However, the Short-Term Government Portfolio is expected to have the lowest volatility of the three Portfolios and the Enhanced Equity Portfolio is expected to have the highest.


CERTAIN INVESTMENT RISKS

These fluctuations in value are associated with various risks to which the securities in the Portfolios are subject. These risks include, but are not limited to, interest rate risk, credit risk, currency risk, and equity risk. These risks are described below. In addition, the trading practices of the Portfolios (such as their use of mortgage-related securities, foreign securities and options and futures strategies) will expose them to additional risks, discussed below under "Implementation of Policies" and in the Statement of Additional Information.

Each Portfolio that holds fixed income securities is subject to varying degrees of interest rate risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.

Each Portfolio that holds fixed income securities is also subject to varying degrees of credit risk. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal. The credit risk to which a Portfolio is subject depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields than higher-quality bonds.

Each Portfolio that holds foreign securities is subject to currency risk. Currency risk is the potential for changes in value because of changes in the exchange rate between the currency in which principal and interest on the security are payable and the U.S. dollar. Currency fluctuations will affect the value of the Portfolios' shares irrespective of the performance of its underlying investments.

A Portfolio that holds common stocks and equity-type investments is subject to equity risk. Equity risk is the potential for price declines. The magnitude of this risk associated with any particular investment can vary widely depending on the business and financial condition of the issuer, market conditions in general, the type of investment, and the extent to which the position may be hedged.

SHORT-TERM GOVERNMENT PORTFOLIO

The Short-Term Government Portfolio should be subject to relatively low interest rate and credit risk, but should have no equity risk. Because of the short-term average duration of this Portfolio, it is expected to exhibit low to moderate price fluctuations as interest rates change. The Portfolio's average duration and maturity should also exhibit low to moderate fluctuations. With respect to the Portfolio's primary investments, credit risk should be negligible for its U.S. Treasury securities, and only slightly higher for its U.S. Government agency obligations (some of which are not explicitly guaranteed by the U.S Government). Risks associated with the Portfolio's other investments, in securities of foreign governments, mortgage-related securities, options and futures contracts, and repurchase agreements, are discussed under "Implementation of Policies" below.

MASTER FIXED INCOME PORTFOLIO

The Master Fixed Income Portfolio will have a higher degree of both interest rate risk and credit risk than the Short-Term Government Portfolio. With respect to its primary investments, the Portfolio is expected to exhibit moderate to high fluctuations as interest rates change, because it will generally have significant holdings of both intermediate-term and longer-term bonds. The Portfolio will also have various credit risks as a result of holding obligations of high grade securities of non-governmental issuers. It will also have low to moderate equity risk as a result of its investment in convertible and synthetic convertible security positions and covered call and cash secured put investments. Risks associated with the Portfolio's other investments, including convertible and synthetic convertible positions, covered call and cash secured put investments, non-investment grade fixed income securities, foreign securities and interest and currency-related derivative securities, are discussed under "Implementation of Policies" below. Reflecting these increased risks, the Portfolio will generally offer higher yields than the Short-Term Government Portfolio.

ENHANCED EQUITY PORTFOLIO

The Enhanced Equity Portfolio is expected to be subject primarily to equity risk, and to exhibit high to very high price fluctuations, as is characteristic of common stocks and equity funds in general. The price fluctuations of this Portfolio can generally be expected to be greater than either of the other Portfolios. The Portfolio's use of options, futures contracts, foreign and non-investment grade debt securities will also expose it to certain additional risks, discussed under "Implementation of Policies" below.

WHO SHOULD INVEST

Because of potential fluctuations in the share price of all of the Portfolios in the Fund, any of the Portfolios may be inappropriate for short-term investors who require maximum stability of principal. For example, money market funds attempt to maintain a stable net asset value and will provide more stability of principal and less risk than the Portfolios. You should base your selection of a Portfolio (or Portfolios) on your own objectives, risk preferences, and time horizon. Both the SHORT-TERM GOVERNMENT PORTFOLIO and the MASTER FIXED INCOME PORTFOLIO are suitable for investors with common stock holdings who are seeking a complementary fixed income investment to create a more diversified and balanced investment mix. The ENHANCED EQUITY PORTFOLIO is suitable for long-term investors seeking the generally higher average total returns that diversified stock portfolios have provided historically, and who can tolerate substantial price fluctuations and possible significant loss in value of their investment.

The SHORT-TERM GOVERNMENT PORTFOLIO is designed for investors who are seeking yields that are more durable and usually higher than those available from money market funds, and who can tolerate modest fluctuations in the value of their investment.

The MASTER FIXED INCOME PORTFOLIO is designed for investors seeking total returns from a broadly diversified bond market investment with high grade credit quality, and who can tolerate relatively larger fluctuations in price. The yields from this Portfolio are generally expected to be higher and the income steadier than from a shorter maturity fund. However, these higher yields and steadier income levels come with greater fluctuations in total return. BECAUSE OF THESE RISKS, THE MASTER FIXED INCOME PORTFOLIO IS INTENDED TO BE A LONG TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM INTEREST RATE MOVEMENTS.

The ENHANCED EQUITY PORTFOLIO is designed for investors seeking the higher AVERAGE total returns that diversified equity portfolios have provided over LONG TERM time horizons. The share price of the Portfolio is expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. Because of the risks inherent in equity investing and the general wisdom of diversification, investors should carefully consider what portion of their investment assets should be prudently allocated to equities. BECAUSE OF THESE RISKS, THE ENHANCED EQUITY PORTFOLIO IS INTENDED TO BE A LONG TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM STOCK MARKET MOVEMENTS.

IMPLEMENTATION OF POLICIES

In addition to the investment policies described above (and subject to certain restrictions described herein), the Portfolios may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Fund's Statement of Additional Information

SHORT-TERM INVESTMENTS

Each Portfolio may invest in short-term investments in connection with its options and futures strategies (discussed below) and during periods when, in the opinion of the Adviser, attractive equity or longer maturity fixed income investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal market conditions, and excluding such short-term investments that are made in connection with options and futures contracts, no more than 20% of the MASTER FIXED INCOME PORTFOLIO'S and 20% of the ENHANCED EQUITY PORTFOLIO'S total assets, will be retained in cash and cash equivalents. As a result of the collateral requirements associated with options and futures contracts, the percentage of each such Portfolio's total assets invested in cash and cash equivalents may be as high as 35%. Such investments may include U.S. Treasury Bills and other U.S. Government and Government agency obligations with remaining maturities less than one year; certificates of deposit; banker's acceptances; commercial paper rated at the time of purchase A-1 by Standard & Poor's or P-1 by Moody's; shares of money market mutual funds; and corporate, foreign and U.S. government, and supranational organization debt obligations with remaining maturities less than one year and with debt ratings by Standard & Poor's, Moody's or other recognized rating agencies that are determined by the Adviser at the time of purchase to be equivalent to a cash equivalent rating of A-1/P-1. Such investments may include securities which offer a variable or floating rate of interest. In addition, and subject to a 5% limitation, the MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO may also invest in short-term debt securities rated at the time of purchase A-2/P-2 or equivalent.

GOVERNMENT SECURITIES

Each Portfolio may purchase U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") Certificates), the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or the credit of the instrumentality. Agencies and instrumentalities include: Federal Land Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") , GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Financing Corporation, Tennessee Valley Authority, Resolution Funding Corporation, Farm Credit Financial Assistance Corporation, Private Export Funding Corporation, and others.

FLOATING RATE AND OTHER DEBT SECURITIES

Each Portfolio may invest in securities which offer a variable or floating rate of interest. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly or semi-annually). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, or some other objective measure. Such obligations are often secured by letters of credit or other credit support arrangements provided by banks. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that, at the time of the investment, the obligations are of comparable quality to the other obligations in which a particular Portfolio may invest. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of such instruments in the Fund's Portfolios.

Each Portfolio may also from time to time invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. A Portfolio will not purchase any security in one of these categories if, as a result of such purchase, more than 5% of its net assets would be invested in such category of securities.

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements for the purpose of managing its short-term cash. In a repurchase agreement, the seller (a U.S. commercial bank or recognized U.S. securities dealer) sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one to seven days). In these transactions, which are the economic equivalents of loans by the Portfolio, the securities purchased by the Portfolio will at all times have a total value equal to or in excess of the value of the repurchase obligation.

While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Portfolio will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and certain reputable broker-dealers. In addition, the Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a seller, the Portfolio will seek to liquidate such collateral. However, to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

MORTGAGE-RELATED SECURITIES

Each Portfolio may invest in mortgage-related securities. Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Mortgage-related securities not issued or guaranteed by U.S. government agencies or instrumentalities are not considered U.S. government securities for purposes of the 80% test for such securities in the Short-Term Government Portfolio. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The interest rates earned on such securities may be fixed, in the case of pools of fixed-rate mortgages, or variable, in the case of pools of adjustable-rate mortgages. Each Portfolio may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, such as collateralized mortgage obligations, and in other types of mortgage-related securities, limited in the aggregate to 5% of each Portfolio's net assets.

An example of a mortgage-related security is a GNMA mortgage-backed certificate. Although the mortgage loans in the pool underlying the certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate will be substantially less because the mortgages may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages increases, thereby shortening the average life of the GNMA certificate. Conversely, when interest rates are rising, the rate of prepayment decreases, thereby lengthening the actual average life of the certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the possibility of prepayment and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective then typical non-callable bonds of similar maturities at "locking in" higher yields during periods of declining rates, although they may have comparable risks of decline in value during periods of rising interest rates. See "Investment Objectives and Policies" in the Statement of Additional Information.

FOREIGN SECURITIES

Each Portfolio may invest its assets directly in the securities of foreign issuers and supranational organizations ("foreign securities"), or options and futures related to foreign securities, subject to the following additional limitations. Foreign securities may be denominated in U.S. dollars or in a foreign currency.

The SHORT-TERM GOVERNMENT PORTFOLIO will limit its foreign securities to (i) 20% of Portfolio total assets, and (ii) high grade debt obligations issued or guaranteed by foreign governments, agencies, instrumentalities, or their political subdivisions, or supranational agencies, and judged by the Adviser to have a credit risk at the time of purchase comparable to a domestic A or better credit rating.

The MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO will limit their non-U.S. dollar denominated foreign security investments to 20% of Portfolio total assets, but have no percentage limitation on the amount invested in foreign securities which are U.S. dollar denominated, including investments in foreign securities in domestic markets through depository receipts. Foreign debt securities that these two Portfolios purchase will generally be high grade as the MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO have adopted a 5% limitation on non-investment grade securities (See "Non-Investment Grade Securities").

Foreign debt securities that these two portfolios purchase will generally be high grade as the MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO have adopted a 5% limitation on below high grade fixed income securities and a 5% limitation on below high grade convertible securities (See "Below High Grade Securities"). Foreign investments involve risks which are in addition to the risks inherent in domestic investments. In many countries, there is less publicly available information about issuers, including governments, than is available in the reports and ratings published about issuers in the United States. In addition, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Portfolio may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Portfolio's income without providing a tax credit for Portfolio shareholders. Obtaining judgments, when necessary, in foreign countries may be more difficult and more expensive than in the United States. Although each Portfolio intends to invest in securities of foreign governments or issuers located in developed nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage, or political or social instability which could affect investments in those nations. These factors are considered when making foreign security investments and the Adviser would make such investments when they are expected to provide higher income or higher total returns to compensate for such increased risks beyond those of domestic investments.

OPTIONS AND FUTURES STRATEGIES


Each Portfolio may utilize various call option, put option, and financial futures strategies in pursuit of its objective. Option contracts, futures contracts, and various other financial contracts are also known as DERIVATIVE SECURITIES, because their values depend on the values of a more basic UNDERLYING SECURITY (or perhaps multiple underlying securities), which may be a common stock, a fixed income or other debt security, a foreign currency exchange rate, a stock index, or some other financial instrument or index. The SHORT-TERM GOVERNMENT PORTFOLIO will limit its use of derivative securities to those which are primarily interest rate or currency exchange rate related.

These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation.

A call option on securities gives the purchaser of the option the right (but not the obligation) to buy from the writer of the option the underlying securities at the exercise price during the option period. Similarly, a put option on securities gives the purchaser of the option the right (but not the obligation) to sell to the writer of the option the underlying securities at the exercise price during the option period.

A financial futures contract is a commitment by both the buyer and the seller of the contract to trade the underlying financial instrument at a price and time agreed upon when the contract is executed. The financial instrument may be a stock index, bond index, interest rate, foreign currency exchange rate, or other similar instrument. The contract may include an option held by the seller with regard to the specific underlying instrument to be delivered from a class of instruments and the specific day of delivery within a delivery month. Options on futures contracts are similar to options on securities, with the futures contract playing the role of the underlying security.

Options on indexes and currencies, and futures on indexes, are similar to options and futures on securities, with the underlying index or currency playing the role of the underlying security, and with the difference that at the end of the option or future period there is generally a cash settlement between buyers and sellers instead of delivery of the underlying security.

Options may be traded on an exchange (EXCHANGE-TRADED OPTIONS) or may be customized agreements between the Portfolio and a counter-party, often a brokerage firm, bank, or other financial institution. These customized agreements are also known as "over-the-counter" or OTC OPTIONS. Futures contracts are normally traded as standardized contracts on exchanges. When firm commitment type agreements similar to futures are traded over-the-counter they are usually known as FORWARD CONTRACTS. Exchange-traded options and futures have the additional financial backing of an intermediary known as a clearing corporation, whereas OTC options and forwards have no such intermediary and are subject to the credit risk that the counter-party will not fulfill its obligations under the contract. While each Portfolio, to the extent that it utilizes derivative securities, intends to primarily utilize exchange-traded options and futures, it may also utilize OTC options, currency forward contracts, and other OTC derivative securities. No Portfolio will invest, at the time of purchase, more than 5% of its net assets in the purchase of OTC options or invest more than 5% of its net assets in the purchase of forward contracts.

Although options on securities and financial futures by their terms call for actual delivery and acceptance of securities, in many cases the contracts are closed out before the expiration date by selling contracts that are owned or by buying contracts that have been sold or written. Like any security transaction, this may produce a realized gain or loss to the Portfolio. Open positions are valued whenever a Portfolio's assets are valued and the Portfolio will have an unrealized gain or loss depending on the difference between the current value of the position and the opening value when the position was entered.

WRITING COVERED PUT AND CALL OPTIONS ON SECURITIES OR INDEXES

The Portfolios will not write UNCOVERED options or utilize written options to create leverage, but instead will write only COVERED CALLS and COVERED PUTS.

Writing a covered call option on securities or indexes means that the Portfolio will own at the time of selling the option (1) the underlying security (or securities convertible into the underlying security without additional consideration), or (2) a call option on the same security or index with the same or lesser exercise price, or (3) a call option on the same security or index with a greater exercise price, with the difference between the exercise prices maintained as a segregated account containing cash, U.S. government securities or other liquid high-grade debt securities, or (4) liquid high-grade segregated debt securities equal to the fluctuating market value of the optioned securities which is marked-to-the-market daily, or (5) in the case of an index, a portfolio of securities which correlates with the index.

Writing a covered put option on securities or indexes means that the Portfolio will, at the time of selling the option (1) enter a short position in the underlying security or index portfolio, or (2) purchase a put option on the same security or index with the same or greater exercise price , or (3) purchase a put option on the same security or index with a lesser exercise price, with the difference between the exercise prices maintained as liquid high-grade segregated debt securities, or (4) maintain the entire exercise price as liquid high-grade segregated debt securities. No Portfolio will write put options if as a result more than 25% of the Portfolio's assets would be represented by debt securities segregated for such put options.

The MASTER FIXED INCOME PORTFOLIO will only write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. An in-the-money covered call option is an investment in which the Portfolio purchases common stock and sells a call option with an exercise price that is below the market price of the stock at the time of the option sale. An out-of-the-money covered put option is an investment in which the Portfolio sells a put option on a common stock or stock index with an exercise price that is below the market price of the stock or index at the time of the option sale and maintains the exercise price as high-grade segregated debt securities.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES OR INDEXES

Each Portfolio may purchase put and call options on securities or indexes in pursuit of its objective. The Portfolio may, at the same time, have a long or COVERED short position in the underlying security or index, and may have written covered options on the same security or index. Hence, the Portfolio's entire position in a particular security may be complex, consisting of a number of different option positions, a possible position in the underlying security, and a possible segregated debt securities holding.

CONVERTIBLE SECURITIES, SYNTHETIC CONVERTIBLE INVESTMENTS, CERTAIN COVERED CALL AND CASH SECURED PUT INVESTMENTS, AND WARRANTS

The MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Portfolio during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. No more than 5% of a Portfolio's total assets will be invested in convertible securities rated at the time of purchase lower than A or equivalent. See "Investment Objective and Policies" in the Statement of Additional Information and "Securities Ratings" below.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in the common stock of the same issuer.


Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercise, resulting in a loss of the Portfolio's entire investment therein).

The MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO may each invest up to 35% of their total assets in convertible securities, synthetic convertible and certain combinations of covered call and cash secured put investments. A synthetic convertible investment is a combination investment in which the Portfolio purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant. The Portfolios may also write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. Convertible securities, synthetic convertible and in-the-money covered calls and out-of-the-money cash secured puts are not taken into account when determining whether the Portfolios have met the requirements that 65% of their total assets be invested in fixed income and equity securities (see "Investment Objectives and Policies" above).

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Portfolio will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Portfolio's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Covered call and cash secured put investments are subject to the risks associated with common stocks and options described above. While such investments have a combined volatility similar to that of long-term corporate bonds, the Adviser believes they provide greater returns than investment in such bonds.

PURCHASE AND SALE OF FINANCIAL FUTURES, AND OPTIONS ON FINANCIAL  FUTURES.

Each Portfolio may purchase or sell financial and other futures contracts and options on financial and other futures contracts in pursuit of its objective.

Futures contracts and their related options may be purchased or sold for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transactions costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Portfolio investment in the underlying security or index or securities highly correlated to the underlying index. As with all of the investment strategies that a Portfolio may employ, there can be no assurance that any such strategy will achieve its objective.

A Portfolio's futures and related options transactions will be conducted within the following limitations:

(i) When a Portfolio sells a futures contract, the value of that contract will not exceed the total market value of the portfolio securities being hedged;

(ii) A Portfolio will write only COVERED call and put options on futures;

(iii) When a Portfolio purchases a futures contract it will maintain the market value of the contract in liquid high-grade segregated debt securities as described above.

(iv) A Portfolio will not enter into futures and options on futures contracts which would cause the aggregate sum of the initial margins for such contracts and related option premiums to exceed 5% of the Portfolio's net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

CERTAIN RISK FACTORS ASSOCIATED WITH HEDGING STRATEGIES

When a Portfolio utilizes futures or options to hedge the price fluctuations of securities it may own or want to purchase, the Portfolio is exposed to the risk of imperfect correlation between the futures or options and the securities being hedged. That is, the prices of the securities being hedged may not move in the same amount, or even in the same direction, as the hedging instrument. The Adviser will attempt to minimize this risk by investing only in those contracts whose behavior is expected to resemble the Portfolio securities being hedged. However, if the Adviser's judgment about the general direction of interest rates, market value, volatility, and other economic factors is incorrect, the Portfolio would have been better off without the use of such hedging techniques. In addition, there is the risk of a possible lack of a liquid secondary market and the resultant inability to close a futures or option position prior to its maturity or expiration date. If the Adviser determines that the ability to close such a position early is important to its investment strategy, it will only enter such positions on an exchange with a secondary market that it judges to be appropriately active.

COVERED SHORT SALES

To hedge against market risks, each Portfolio may make covered short sales of securities in pursuit of its objective. A covered short sale is a sale of borrowed securities in which the Portfolio will (1) own at the time of selling the securities, the underlying security (or securities convertible into the underlying security without additional consideration), or (2) own a call option on the same security with the difference between the exercise price and any margin required to be deposited in connection with the short sale at the broker maintained as liquid high-grade segregated debt securities. Total segregated collateral for short sales will not exceed 10% of a Portfolio's net assets at any one time.

In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, a Portfolio must derive less than 30% of its gross income from the sale of securities it has held for less than three months (the "three month gain rule"). The three month gain rule may limit a Portfolio's ability to sell a portfolio security short, or to terminate its short position, at a time when the Adviser believes it would be advantageous to do so. A Portfolio will not enter into a short sale or purchase and deliver new securities to terminate its short position if such action would cause it to violate the three month gain rules, which would result in the taxation of Portfolio income at the Portfolio level.

BELOW HIGH GRADE SECURITIES

The SHORT-TERM GOVERNMENT PORTFOLIO may not purchase securities rated below A ("high grade" securities) and will sell securities whose ratings are downgraded to below high grade. The MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO may each invest up to 5% of net assets in fixed income securities and up to 5% of net assets in convertible securities rated lower than the high grade investment standard employed by the Fund (i.e., rated BBB or lower). The MASTER FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO will not necessarily sell particular securities whose ratings are downgraded to below A, but will sell sufficient amounts from the two classes of (i) below high grade fixed income securities or (ii) below high grade convertible securities to bring the total percentage of such securities to 5% or less in each class. Ratings of securities by rating agencies such as S & P and Moody's evaluate the safety of principal and interest payments, not the market value risk associated with changes in interest rates. Credit rating agencies may fail to timely change such ratings to reflect subsequent events. A debt security may be assigned a lower rating or cease to be rated after its purchase by the Fund. For additional descriptions of the risks of these investments and the various rating grades, see the Statement of Additional Information "Appendix-Description of Bond Ratings".

INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES
Each of the Portfolios may purchase the securities of other investment companies. The SHORT-TERM GOVERNMENT PORTFOLIO may invest up to 20% of its total assets in such securities and the MASTER FIXED INCOME PORTFOLIO and ENHANCED EQUITY PORTFOLIO may each invest up to 35% of their respective total assets in such securities. However, no Portfolio may own voting stock of any one such investment company in an amount which, when aggregated with such stock owned by all affiliated persons of the Fund (as defined in the 1940 Act) exceeds 3% of the total outstanding voting stock of such investment company.

Such transactions may in some cases raise a Portfolio's transaction costs relative to a direct investment in the same securities, but in some cases a Portfolio may benefit from being able to acquire a diversified investment in one purchase that could not be made economically in a direct fashion. As other investment companies pay management fees to their investment advisers, shareholders of a Portfolio which purchases such securities will bear the proportionate share of such fees as well as the management fees paid by the Portfolio. In addition, the 1940 Act provides that no investment company in which the Fund invests is obligated to redeem shares of such company owned by the Fund in an amount exceeding 1% of such company's outstanding shares during any period of less than thirty days.

Investments in the securities of other investment companies by each Portfolio are intended to (i) provide an investment vehicle for each Portfolio's cash reserves that the Portfolio does not want to commit to riskier investments, (ii) facilitate each Portfolio's investment strategies in which high-grade collateral is required, or (iii) facilitate each Portfolio's investment strategies by acquiring investments in portfolios of securities more diversified or with specialized characteristics that could not be efficiently acquired directly. The SHORT-TERM GOVERNMENT PORTFOLIO will limit its purchases of the securities of other investment companies to those that invest primarily in the same securities that the Short-Term Government Portfolio may invest in directly.

LENDING OF SECURITIES

Each Portfolio may lend its investment securities to qualified institutional investors for the purpose of realizing income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities at all times during which the securities are loaned by marking to market daily, and such loans will not exceed one-third of the total value of the Portfolio's securities. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date cash, U.S. Government securities or liquid high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.

PORTFOLIO TURNOVER

A Portfolio will not attempt to achieve, nor will it be limited to, a predetermined rate of portfolio turnover. Turnover rate is the lesser of purchases or sales of portfolio securities for a year, excluding all securities with maturities of one year or less, divided by the monthly average value of such securities. The turnover rates of the ENHANCED EQUITY PORTFOLIO and the MASTER FIXED INCOME PORTFOLIO ARE not expected to exceed 150%. The turnover of the SHORT-TERM GOVERNMENT PORTFOLIO may be higher due to the short-term maturities of the securities purchased, but is not expected to exceed 300%. For the years ended December 31, 1996 and 1995, the portfolio turnover rates were 31.48% and 10.15% for the Short-Term Government Portfolio, 21.95% and 31.82% for the Master Fixed Income Portfolio, and 179.47% and 10.15% for the Enhanced Equity Portfolio. While higher portfolio turnover (100% or more) can involve correspondingly greater brokerage commissions and other transaction costs than lower turnover, and such commissions and costs must be borne by the Portfolio and its shareholders, the brokerage commissions associated with the SHORT-TERM GOVERNMENT PORTFOLIO are expected to be substantially less than the other Portfolios as a percentage of assets, as short-term fixed income securities generally trade on a net basis or with a relatively small commission as a percentage of the value of the security. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. It is the Adviser's opinion that such turnover is not expected to affect the SHORT-TERM GOVERNMENT PORTFOLIO'S status as a regulated investment company for federal tax purposes. See "Dividends, Distributions and Taxes."

BORROWING

Each Portfolio may borrow money from banks up to a limit of 15% of the market value of its assets, but only for temporary or emergency purposes. The Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that a Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than if it did not borrow. A Portfolio will repay any money borrowed in excess of 5% of the market value of its total assets prior to purchasing securities.

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain additional limitations designed to reduce its exposure to specific situations. These limitations are fundamental policies that cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding shares, as defined in the Investment Company Act of 1940. See "Investment Limitations" in the Statement of Additional Information.

MANAGEMENT OF THE FUND

The Officers of the Fund manage its day to day operations and are responsible to Fund's Board of Trustees.

INVESTMENT ADVISER

Analytic_TSA Global Asset Management, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017, is the Adviser of the Fund. The Adviser is a wholly owned subsidiary of United Asset Management Corporation, a holding company described under "Management of the Fund" in the Statement of Additional Information.


The Adviser was founded in 1970 as Analytic Investment Management, Inc. one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, the Adviser acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. The Adviser serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1,000,000,000. It has also managed another registered investment company since 1978.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Trustees, manages the Portfolios of the Fund in accordance with each Portfolio's stated investment objective and policies, makes investment decisions for the Fund, and administers the operations of the Fund. Pursuant to separate agreements, the Adviser also acts as the Fund's transfer agent, dividend disbursing agent, and shareholder relations servicing agent, and provides accounting and daily pricing services to the Fund.

SHORT-TERM GOVERNMENT AND MASTER FIXED INCOME PORTFOLIOS
Scott Barker, Greg McMurran and Bob Bannon have been the portfolio managers for the Short-Term Government and Master Fixed Income Portfolios since November 1996. Mr. Barker has been a member of the portfolio management and research team for the Adviser since August 1995. He concurrently serves as a research analyst with Analysis Group with which he as been associated since October 1993. Previously, he was with Xontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of the Adviser and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of the Adviser specializing in the fixed income area. He initially joined the firm in January 1996 when TSA Capital Management was merged with the Adviser. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. They are subject to the supervision of the Adviser's investment management committee.

ENHANCED EQUITY PORTFOLIO
Dennis M. Bein, Harindra de Silva and Charles L. Dobson have been the portfolio managers for the Enhanced Equity Portfolio since November 1996. Mr. Bien has been a member of the portfolio management and research team for the Adviser since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated with since August 1990. Dr. de Silva is the President of the Fund and of the Analytic Optioned Equity Fund and serves as a managing director of the Adviser, which he joined in May of 1995.
He concurrently serves as a principal of Analysis Group, which he joined in March 1986. Mr. Dobson is the Executive Vice President of the Fund and Analytic Optioned Fund and has been a portfolio manager of the Adviser since 1978. They are subject to the supervision of the Adviser's investment management committee.

MANAGEMENT AND SERVICE FEES

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement each Portfolio of the Fund pays the Adviser an annual fee based on the average daily net assets of that Portfolio. These annual fee schedules are:

     Short-Term Government                        0.30%
     Master Fixed Income                          0.45%
     Enhanced Equity                              0.60%


The Adviser also acts as the Fund's transfer agent, dividend disbursing agent, and shareholder relations servicing agent for which each Portfolio pays fees based on the number of accounts and net assets. Each Portfolio also pays the Adviser a fee based on its net assets to calculate its daily share price and maintain its general accounting records.

EXPENSES

In addition to management and service fees, each Portfolio pays all costs and expenses of its operations, including fees of Trustees not affiliated with the Adviser, membership dues of trade associations, custodian, legal and accounting fees, interest charges, brokerage commissions, federal and state taxes, prospectuses and shareholder reports, expenses of shareholder meetings, and costs of registration and qualification of the shares of the Portfolio under various federal and state laws and maintaining and updating such registrations and qualifications on a current basis. Any shared expense of the Portfolios is generally apportioned to each Portfolio based on its relative total assets within the Fund unless some other expense allocation method is determined by the Board of Trustees to be more appropriate.

The Adviser has voluntarily agreed to reimburse annual Portfolio expenses including advisory fees (but excluding interest, taxes, and extraordinary expenses) that exceed 0.60% and 1.0% of average daily net assets for the Short-Term Government and Enhanced Equity Portfolios respectively until
December 31, 1997. During 1996, the ratios of operating expenses to average net assets in the Short-Term Government Portfolio, Master Fixed Income Portfolio, and Enhanced Equity Portfolio, before expense reimbursements, were 0.76%, 0.97% and 1.51%, respectively. In calculating Portfolio expenses for purposes of such reimbursement, any commission reimbursement from broker-dealers will not be applied. After December 31, 1997, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses of a Portfolio.
Any such waiver or absorption will have the effect of lowering the overall expense ratio for a Portfolio and increasing the overall total return and yield to investors at the time any such amounts were waived and/or absorbed.

BROKERAGE

Under the terms of the Investment Advisory Agreement, the Adviser is authorized to employ broker-dealers to execute orders for the purchase and sale of portfolio securities and for other portfolio transactions who in its best judgment can provide "best execution". In determining the abilities of the broker-dealer to provide execution of a particular portfolio transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account; the familiarity with sources from or to whom particular securities might be purchased or sold; the quality and continuity of service rendered by the broker-dealer with regard to a Portfolio's other transactions; and any other factors relevant to the selection of a broker-dealer for a particular and related transactions of a Portfolio. Provided that best execution is obtained, the Adviser may consider sales of the Portfolios' shares and the provision of research services to the Adviser as factors in the selection of broker-dealers to execute portfolio transactions.

In addition, the Fund may enter into agreements whereby a portion of the commissions earned by a broker-dealer on the transactions placed with a broker-dealer will be reimbursed to the Portfolios by the payment of all or a portion of the Portfolios' custodian fee or other Portfolio expense. Such indirect payment of expenses, if any, will be in addition to any expense reimbursement by the Adviser. The Fund has entered into such agreements and with respect to the Master Fixed Income and Enhanced Equity Portfolios, payment of expenses aggregated $15,140 and $3,920, respectively, for the year ended December 31, 1996.

Fixed income securities are traded primarily in the over-the-counter market. They are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of executing such portfolio transactions will primarily consist of dealer spreads and underwriting commissions. The Fund will always attempt to deal with dealers where better prices and execution are available. Securities may also be purchased directly from the issuer.

THE SHARE PRICE OF EACH PORTFOLIO

The share price or "net asset value" per share of each Portfolio is computed once daily at 4:30 P.M. Eastern Time, after the close of trading of the New York Stock Exchange and the various option exchanges, or such other time as is determined by or under the direction of the Board of Trustees, on each day in which there is a sufficient degree of trading in the securities that might materially affect the Portfolio's net asset value. The Portfolios will not be priced on days when the New York Stock Exchange is closed. In addition, the Short-Term Government and Master Fixed Income Portfolios will not be priced on days when the bond market is closed, such as certain bank holidays, even though the New York Stock Exchange may be open. The share price is calculated by dividing the total value of the Portfolio's assets, less total liabilities, by the total outstanding shares of the Portfolio. Expenses and interest on portfolio securities are accrued daily.

Portfolio securities are valued based on market quotations or, if not readily available, at fair market value as determined in good faith under procedures established by the Board of Trustees. Bonds and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect fair market value. See "Portfolio Valuation" in the Statement of Additional Information.

DIVIDENDS, CAPITAL GAINS AND TAXES

DISTRIBUTIONS

Dividends consisting of net investment income are declared and payable to shareholders of record daily by both the Short-Term Government and Master Fixed Income Portfolios. Such dividends are paid on the first business day of each month. Dividends consisting of net investment income of the Enhanced Equity Portfolio are declared and payable to shareholders of record on the last business day of each calendar quarter. For the purpose of calculating such dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. In addition, net realized capital gains of all Portfolios, if any, are distributed annually.

The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "SELECTING A DISTRIBUTION OPTION".

TAX STATUS OF THE FUND

Each Portfolio of the Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be liable for federal income taxes on amounts distributed to shareholders as dividends and capital gains.

However, the Code contains a number of complex tests relating to qualification which a Portfolio might not meet in any particular year. For example, if a Portfolio derives 30% or more of its gross income from the sale of securities held for less than 3 months, it may fail to qualify. If a Portfolio did not so qualify, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

TAXATION OF SHAREHOLDERS

Distributions paid by each of the Portfolios from net investment income are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long such shareholders have held their shares.

Any capital gain distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the distribution. Therefore, a capital gain distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes as discussed above. Accordingly, prior to purchasing shares, a shareholder should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

For corporate investors, dividends paid by the Short-Term Government Portfolio will generally not qualify for the dividends received deduction, a minimal amount of dividends paid by the Master Fixed Income Portfolio will qualify for the deduction, and some fraction of dividends by the Enhanced Equity Portfolio will qualify for such deduction. The Fund will notify its shareholders annually of the tax status of its dividends and capital gain distributions.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between Portfolios of the Fund.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.
However, depending on provisions of your state's tax law, the portion of a Portfolio's income derived from "full faith and credit" U.S. Treasury and agency obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of a Portfolio's income, if any, that may qualify for this exemption.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS taxpayer identification regulations. Such withholding requirement may be avoided by certifying on the Account Registration your proper Social Security or Tax Identification Number and further certifying that you are not subject to backup withholding. Dividends, capital gains distributions, and redemption proceeds paid to foreign shareholders will generally be subject to withholding at the rate of 30% (or lower treaty rate). You should consult your own tax adviser regarding specific questions about federal, state, or local taxation.

GENERAL INFORMATION

The Fund is a Delaware business trust organized on November 18, 1992. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of the three Portfolios described above.

SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable and have no conversion or pre-emptive rights. Shares are also redeemable at the option of the Fund under certain circumstances (see "Redeeming Shares"). Each share of a Portfolio is equal as to earnings, expenses and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

As of March 31, 1997, Trust Company of Knoxville held of record more than 25% of the Master Fixed Income Portfolio's outstanding shares, and may be deemed controlling persons of the Fund under the 1940 Act.

SHARE CERTIFICATES

All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full and fractional shares rounded to the fourth decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

SHAREHOLDER SERVICES

Shareholder inquiries should be addressed to Analytic-TSA Global Asset Management, Inc. , Attn: Shareholder Services, 700 South Flower Street, Suite 2400, Los Angeles, CA 90017; telephone (800) 374-2633.

CONFIRMATION AND STATEMENTS

Whenever a transaction takes place in an account, a confirmation statement will be sent to the shareholder of such transaction. This confirmation statement will include complete details of all transactions for the calendar year to date. For purposes of confirming dividend and/or capital gain distributions, shareholders of the Short-Term Government and Master Fixed Income Portfolios may expect statements at least monthly, and shareholders of the Enhanced Equity Portfolio may expect statements at least quarterly.

FINANCIAL STATEMENTS

The Fund will send to shareholders of each of the Portfolios an unaudited semi-annual financial statement. The annual financial statements of the Fund will be audited by Deloitte & Touche LLP, independent public accountants.

CUSTODIAN

The Fund's custodian is The Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111.

ADDITIONAL INFORMATION

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

YIELD, TOTAL RETURN, AND OTHER CALCULATIONS

From time to time the Fund may advertise the "yield", "total return", and "average annual total return" of one or more of the Portfolios. Yield and return calculations are based on historical results, do not take into account any federal or state income taxes which may be payable, and are not intended to indicate future performance.

The "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a thirty-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities after subtracting all expenses that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds.

"Total return" and "average annual total return" are more comprehensive measures of the Portfolio's historical performance than the "30-day yield". Total return measures both net investment income and the effect of realized and unrealized appreciation or depreciation of the Portfolio on a hypothetical shareholder, assuming reinvestment of all distributions into new Portfolio shares. Specifically, the total return for a stated period is calculated by assuming a hypothetical investment in a Portfolio at the beginning of a period; then, assuming reinvestment of all distributions into new Portfolio shares, the total return is calculated as the percentage change in the total dollar value of the investment over the period in question. Average annual total return expresses this same total return as an annualized rate which, if compounded annually over the same period, would result in the same total return.

These standardized performance measures present historical returns. In addition, the Fund may present non-standardized measures which relate to the returns and risk or variability of the returns of a Portfolio, including "standard deviation of returns", "beta", "alpha", and "duration". These measures are not standardized, as they involve choices regarding the length of historical measurement periods, the frequency of such measurements, the choice of market benchmarks, and other factors which are beyond the scope of current SEC performance standards. Hence, these measures may not be directly comparable among different funds or different measurers of the same funds. These risk measurements are also based on historical results and are not intended to be an indication of future performance.

The Fund may also include comparative performance information in advertising or marketing shares.

                                SHAREHOLDER GUIDE

OPENING AN ACCOUNT

To open a new account, either by mail or by wire, complete and return a signed Account Registration. Please indicate the Portfolio(s) you have chosen and the respective amount(s) to be invested.

MINIMUM INVESTMENTS

There is no minimum initial or subsequent purchase of Portfolio shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the initial minimum purchase is $5,000 invested in any proportion among the Portfolios and there is no minimum for subsequent purchases.

PURCHASING SHARES

Shares of the Portfolios are purchased directly from the Fund with no sales charge or commission at the net asset value per share next computed after an order and payment are received by the Fund. Any order received after 1:00 P.M. Pacific Time will be processed at the next day's closing net asset value. Broker-dealers who place orders for the purchase of shares of any Portfolio on behalf of their customers may charge the customers for that service.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

BY MAIL

FOR INITIAL INVESTMENTS, COMPLETE AND SIGN AN ACCOUNT REGISTRATION FORM. FOR SUBSEQUENT INVESTMENTS, COMPLETE A MAIL REMITTANCE FORM.

The simplest way to make initial purchases of Portfolio shares is to mail a completed and signed Account Registration together with a check made payable to THE ANALYTIC SERIES FUND (REFERENCE PORTFOLIO NAME). For subsequent purchases, complete the Mail Remittance Form (located on a statement) and return it with a check made payable to THE ANALYTIC SERIES FUND (REFERENCE PORTFOLIO NAME). Overnight mail service is suggested. Shares will be purchased at the net asset value per share next determined after an order and payment are received by the Fund.

BY WIRE

TELEPHONE SHAREHOLDER SERVICES AT (800) 374-2633 BEFORE WIRING FUNDS.

Before wiring funds, you must telephone Shareholder Services at (800) 374-2633 with the sending bank's name, date and amount being wired to insure proper investment. There is no charge by the Fund for wire purchases.

Federal funds wiring instructions are:

                       The Union Bank of California, N.A.
           ABA #122000496 for San Francisco Trust Account #001-094166
                 The Analytic Series Fund - (NAME OF PORTFOLIO)
         For further credit to: (THE ACCOUNT REGISTRATION AND ACCOUNT #)

Please be sure your bank includes the name of the Portfolio and your account's registration name and, in the case of subsequent investments, the account number assigned by the Fund.

NOTE: Federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

FOR INITIAL PURCHASES ONLY: No purchases will be processed until a completed and signed Account Registration has been received.

BY EXCHANGE

You may open an account for a new Portfolio or purchase additional shares in any Portfolio by making an exchange from an existing Portfolio account or from an existing account in the Analytic Optioned Equity Fund. You may not open an account by exchange unless you have completed an account application.

If you open an account by exchange, the new account will have identical registration and special instructions (such as Distribution Option, Telephone Redemption Instructions, Telephone Exchange Privileges, and duplicate confirmation/statements) as the existing account.

For further information concerning exchanges, see "EXCHANGING SHARES".

SELECTING A DISTRIBUTION OPTION

You must select one of the three distribution options by indicating so on the Account Registration:

AUTOMATIC REINVESTMENT OPTION - Both dividends and capital gains distributions will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

CASH DIVIDEND OPTION - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Portfolio shares.

ALL CASH OPTION - Dividends and capital gains distributions will be paid in cash.

To change your option, written instructions with signature(s) guaranteed must be received by Shareholder Services 5 business days prior to the effective date of the change. For further information concerning signature guarantees, see "SIGNATURE GUARANTEES".

REDEEMING SHARES

Shares are redeemed without charge at the net asset value per share next computed after instructions and required documents are received in proper form. Any instructions received after 1:00 P.M. Pacific Time will be processed at the next day's net asset value. See the discussions below, under "By Telephone", "By Mail" and "By Exchange" for information regarding the required documents. To be in "proper form" the documents must be complete and executed by all required parties.

Any redemption may be more or less than your cost, depending on the market value of the securities held by the Portfolio. Payment will be made as promptly as possible but in no event later than 3 business days from the day the redemption request is received. See "Redemption of Shares" in the Statement of Additional Information for certain restrictions that may apply.

BY TELEPHONE

Provided that Telephone Redemption Privileges have been established (by completing the "Telephone Redemption Privileges" portion of the Account Registration or by subsequent written instructions with signature(s) guaranteed), a shareholder may redeem all or part of his shares by calling Shareholder Services at (800) 374-2633.

No request for telephone redemption will be accepted except where redemption proceeds are to be remitted to a bank account that has been predesignated in writing. The redemption proceeds will be wired by the Fund without charge to the bank designated in the instructions. Any changes to the telephone redemption instructions must be in writing with signature(s) guaranteed.

The Fund's transfer agent will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the transfer agent include requiring the following information at the time of the telephone call:

Account number;
Registration of account; and
Social Security Number or Tax I.D.

NOTE: Neither the Fund nor the transfer agent is responsible for unauthorized telephone redemptions by a person reasonably believed to be a shareholder unless the transfer agent has received written notice canceling the telephone redemption authorization. The Fund may change or discontinue the telephone redemption privilege without notice. For your protection, the Fund and its agents reserve the right to record all calls.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. If a shareholder is unable to reach Shareholder Services by telephone, shares may be redeemed in writing as described below.

BY MAIL

A shareholder may redeem all or part of his shares by written request to Shareholder Services. The written request must be endorsed by the registered owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). Where the owner(s) have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account, the Fund requires that the signature(s) be guaranteed. Fiduciaries, corporations, and other entities may also be required to furnish supporting documents.

BY EXCHANGE

Shares may be redeemed by making an exchange into another Analytic Series Fund Portfolio or for shares of the Analytic Optioned Equity Fund. For more information, see "EXCHANGING SHARES".

DELAYED PAYMENT

In the event that the Fund is requested to redeem shares for which it has not received good payment (e.g., cash or cashier's check on a U.S. bank), it may delay the mailing of a redemption check until such time as it is determined that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right to delay the mailing of a redemption check where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received, unless the Fund has been advised that the check used for investment has been cleared for payment by the shareholder's bank. However, such delay will not be longer than 15 days after the purchase date.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under certain other circumstances permitted by the Securities and Exchange Commission.

PAYMENT-IN-KIND

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in readily marketable investment securities or in cash, as the Trustees may deem advisable. However, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "The Share Price of Each Portfolio" and a redeeming shareholder will normally incur brokerage expenses if the shareholder converts these securities to cash.

BACKUP WITHHOLDING

The Fund is required to withhold 31% of redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the Account Registration your proper Social Security or Taxpayer Identification Number and by further certifying that you are not subject to backup withholding.

SIGNATURE GUARANTEES

To protect the shareholder's account and the Fund from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the party who has authorized the redemption. A guarantor must be a commercial bank or trust company; a broker or dealer, municipal securities broker or dealer, or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association. Signature guarantees are required for:

any redemption request for an account where the owner(s) have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account;

transfers or exchanges between accounts which are not identically registered;

the addition of, or change in the address and wiring instruction for, financial institutions designated to receive redemptions sent directly into a shareholder's account; and

redemptions involving disputed or deceased shareholder accounts.

The Fund reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

MINIMUM ACCOUNT BALANCE REQUIREMENT

With the exception of qualified retirement plan accounts, the Fund may liquidate any shareholder's account whenever, due to redemptions, the value of the account falls below the minimum account balance of $1,000 and the shareholder fails to purchase sufficient shares to bring the value of the account to $1,000 within 90 days after receiving written notice sent by the Fund.

EXCHANGING SHARES

Should your investment goals change, you may exchange your shares between the Portfolios in the Fund or for shares of the Analytic Optioned Equity Fund.

Exchanges are processed at the net asset value per share next computed after the receipt of instructions in proper form. Any instruction received after 1:00 P.M. Pacific Time will be processed at the next day's net asset value.

BY TELEPHONE

Provided that Telephone Exchange Privileges have been established (by completing the "Telephone Exchange Privileges" portion of the Account Registration or by subsequent written instructions with signature(s) guaranteed), a shareholder may exchange all or part of his shares by calling Shareholder Services at (800) 374-2633.

The Fund's transfer agent will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the transfer agent include requiring the following information at the time of the telephone call:

Account number;
Registration of account; and
Social Security Number or Tax I.D.

NOTE: Neither the Fund nor the transfer agent is responsible for unauthorized telephone exchanges by a person reasonably believed to be a shareholder unless the transfer agent has received written notice canceling the telephone exchange authorization. The Fund may change or discontinue the telephone exchange privilege without notice. For your protection, the Fund and its agents reserve the right to record all calls.

The Fund reserves the right to refuse a telephone exchange if it believes it is advisable to do so. Telephone exchanges may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. If a shareholder is unable to reach Shareholder Services by telephone, shares may be exchanged in writing as described below.

BY MAIL

A shareholder may exchange all or part of his shares by written request to Shareholder Services. The written request must be endorsed by the owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). The Fund requires that the signature(s) be guaranteed.

IMPORTANT EXCHANGE INFORMATION

Before you make an exchange you should consider the following:

Please read the prospectus of the Fund or of Analytic Optioned Equity Fund before making an exchange.

An exchange is treated as a redemption and a purchase and any gain or loss on the transaction is taxable.

Recently purchased shares may not be exchanged until payment for the purchase has been collected. The Fund reserves the right to defer honoring exchange requests where shares to be exchanged have been purchased by check within 15 days prior to the date of the exchange request, unless the Fund has been advised that such check has been cleared for payment by the shareholder's bank.

Exchanges are accepted only if the registrations of the accounts are identical.

The redemption and purchase price of shares redeemed by exchange is the net asset value per share of the respective Portfolios next computed after the Fund receives instructions in proper form.

No exchange can be made unless the shares to be purchased have been registered in the state of the purchaser.

EXCHANGE PRIVILEGE LIMITATIONS

The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly, in order to prevent excessive use of the Exchange Privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund may establish a policy of limiting excessive exchange activity.

WITHDRAWAL PLAN

A shareholder may establish a Withdrawal Plan under which the shareholder receives a check monthly, quarterly, or annually in a predetermined amount of not less than $100. All income dividends and any realized gain distributions attributable to the account will be reinvested at net asset value on the payment dates, as with other shareholder accounts, and shares of the Portfolio(s) will be redeemed from the account in order to make the required withdrawal payment. If a date is not specified by the shareholder, then monthly distributions under the Withdrawal Plan will be processed on the first business day of the month, quarterly distributions will be processed on the last business day of the calendar quarter, and annual distributions will be processed on the last business day of the calendar year. The shareholder may change or terminate his Withdrawal Plan instructions by notifying the Fund in writing at least 5 business days prior to the effective date of the change.

IMPORTANT WITHDRAWAL PLAN INFORMATION

Withdrawal payments should not be considered dividends, yield, or income on an investment, since portions of each payment may consist of a return of capital. Depending upon the size and frequency of payments and fluctuations in value of the Fund's shares redeemed, redemptions for the purpose of making Withdrawal Plan disbursements may reduce or even exhaust a shareholder's account.

                            THE ANALYTIC SERIES FUND


INVESTMENT ADVISER
Analytic-TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017


TRANSFER AGENT, DIVIDEND DISBURSING AGENT
AND SHAREHOLDER SERVICES AGENT
Analytic-TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

CUSTODIAN
The Union  Bank of California, N.A.
Mutual Fund Services Dept., Trust Group
475 Sansome Street, 11th Floor
San Francisco, CA 94111

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071


INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, CA 90017


NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE ANY OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                            THE ANALYTIC SERIES FUND
                       700 SOUTH FLOWER STREET, SUITE 2400
                              LOS ANGELES, CA 90017
                                 (800) 374-2633

                          PROSPECTUS DATED MAY   , 1997

         A NO-LOAD OPEN-END FUND WITH NO SALES CHARGE OR REDEMPTION FEE

                                TABLE OF CONTENTS


                                    Page                                   Page
 ------------------------------------------------------------------------------
 Highlights                          2   Dividends, Capital Gains and Taxes 30
 Fund Expenses                       4   General Information                31
 Financial Highlights                5   Yield, Total Return, and Other
                                         Calculations                       33
 Investment Objective and Policies   8
 Investment Risks                    11  SHAREHOLDER GUIDE                  34
 Who Should Invest                   13  Opening an Account                 34
 Implementation of Policies          14  Purchasing Shares                  34
 Management of Fund                  26  Redeeming Shares                   36
 Investment Adviser                  26  Exchanging Shares                  38
 The Share Price of Each Portfolio   29  Withdrawal Plan                    40

                                        PART B


                               THE ANALYTIC SERIES FUND
                         700 South Flower Street. Suite 2400
                                Los Angeles, CA 90017
                                    (800) 374-2633



                         STATEMENT OF ADDITIONAL INFORMATION
                                  Dated May   , 1997



This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated May , 1997. To obtain this Prospectus without charge, please write or call Shareholder Services at the address or telephone number above.

--------------------------------------------------------------------------------
    TABLE OF CONTENTS                                                  PAGE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    The Fund                                                             2
--------------------------------------------------------------------------------
    Investment Objective and Policies                                    2
--------------------------------------------------------------------------------
    Investment Limitations                                              18
--------------------------------------------------------------------------------
    Purchase of Shares                                                  22
--------------------------------------------------------------------------------
    Redemption of Shares                                                22
--------------------------------------------------------------------------------
    Management of the Fund                                              22
--------------------------------------------------------------------------------
    Principal Shareholders                                              24
--------------------------------------------------------------------------------
    Investment Advisory and Other Services                              25
--------------------------------------------------------------------------------
    Portfolio Transactions                                              26
--------------------------------------------------------------------------------
    Taxation                                                            27
--------------------------------------------------------------------------------
    Yield, Total Return, and Other Performance Statistics               31
--------------------------------------------------------------------------------
    Additional Information                                              35
--------------------------------------------------------------------------------
    Appendix-Description of Bond Ratings                                36
--------------------------------------------------------------------------------

                                       THE FUND

                          INVESTMENT OBJECTIVE AND POLICIES


CERTAIN INVESTMENT RISKS

All of the Portfolios are expected to have fluctuations in their net asset values. However, the Short-Term Government Portfolio is expected to have the lowest such volatility and the Enhanced Equity Portfolio is expected to have the highest volatility of the three Portfolios.

To illustrate the historical volatility associated with i) short-term bonds,
ii) a diversified bond portfolio, and iii) a diversified common stock portfolio, the following table sets forth the extremes for annualized total returns as well as the average annual total return for three indexes representing these sectors of the market:


              ONE TO THREE YEAR MATURITY U.S. TREASURY NOTES (1979-1996)
                      (Merrill Lynch 1 to 3 Year Treasury Index)

                          One Year      Five Years     Ten Years
                          --------      ----------     ---------
         Best              21.2%          14.3%          11.4%
         Worst              0.6            6.7            7.7
         Average            9.5            9.8            9.6

                   U.S. GOVERNMENT AND CORPORATE BONDS (1973-1996)
                  (Lehman Brothers Government/Corporate Bond Index)

                          One Year      Five Years     Ten Years
                          --------      ----------     ---------
         Best              31.1%          18.0%          13.7%
         Worst             -3.5            3.3            7.5
         Average            9.3            9.8           10.5

                            U.S. COMMON STOCKS (1926-1996)
                    (Standard & Poor's 500 Composite Stock Index)

                          One Year      Five Years     Ten Years
                          --------      ----------     ---------
         Best              54.0%          23.9%          20.1%
         Worst            -43.3          -12.5           -0.9
         Average           12.7           10.4           10.8

The total returns shown should not be taken as an indication of future performance of any Portfolio, but merely as an illustration of the variability associated with different market sectors. The fluctuations in the total returns of the above indexes are associated with various risks to which the Portfolios in the Fund are also exposed, although to different degrees. These risks include but are not limited to: i) interest rate risk, ii) credit risk, and
iii) equity risk.

Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities. Another name for interest rate risk is DURATION RISK.

As an illustration of interest rate risk, the table below shows the effect of a sudden 2% change in interest rates on two bonds of varying maturities:

              Percent Change in the Price of a Par Bond Yielding 6%

                                       2% Increase In      2% Decrease In
              Stated Maturity          Interest Rates      Interest Rates
         -------------------------     --------------      --------------
         Short-Term (2 years)                -4%                 +4%
         Intermediate-Term (10 years)       -13%                +16%

The chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

In addition to interest rate risk, each Portfolio that holds fixed income securities is subject to varying degrees of credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

When a Portfolio holds mortgage-backed securities, it is also subject to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When these mortgages are refinanced, the principal on securities backed by these mortgages is "prepaid" earlier than expected. If the Portfolio has paid a premium for such securities, it will incur a loss, and the premium will be amortized over a shorter period than anticipated at the time of purchase, thus reducing the effective yield on the securities. If the Portfolio that holds these securities wants to reinvest the unanticipated principal in new fixed income securities, it will generally be at lower interest rates. This reduces the interest income of the Portfolio. In addition, when interest rates fall, the market prices of the mortgage-backed securities will not rise as much as comparable Treasury securities, as bond market investors anticipate the increase in mortgage prepayments.

A risk similar to prepayment risk, but generally associated with corporate obligations, is call risk. Call provisions, common in many corporate bonds that may be held by the Portfolio, allow bond issuers to redeem bonds prior to maturity. When interest rates are falling, bond issuers often exercise call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Portfolio, the result would be that bonds with high interest rates are "called", the amortization period for any purchase premiums would be shorter than expected and the bonds must be replaced with lower yielding instruments. In these circumstances, the income of the Portfolio would decline.

Equity risk is the potential for price declines associated generally with common stocks and equity-type investments. The magnitude of this risk associated with any particular investment position can vary widely depending on a number of factors, including the business of the issuer, market conditions in general, the particular type of security, and the possibility that the position may be HEDGED with other securities. The portion of equity risk that is particular to the securities of a given issuer and uncorrelated to common stocks in general is expected to be reduced by the diversification strategies of a Portfolio. However, even well diversified common stock portfolios have significant total equity risk, as illustrated by the table regarding "U.S. Common Stocks" above.

Interest rate risk and credit risk for the SHORT-TERM GOVERNMENT PORTFOLIO should be modest. Because of the short-term average weighted duration of this Portfolio, it is expected to exhibit low to moderate price fluctuations as interest rates change. Credit risk should be negligible for the Portfolio's holding of US. Treasury securities. In relative terms, credit risk will be slightly higher for the Portfolio's holding of US. Government agency obligations. Even though they carry top (AAA) credit ratings from S & P or Moody's, some agency obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury securities. The Portfolio may also, to a limited extent, invest in the securities of foreign governments. The Portfolio expects that these investments will generally carry AAA and AA ratings from S & P or Moody's at the time of purchase, although they may also be rated A or, if unrated, be determined by the Adviser to be equivalent to such ratings. Accordingly, the Portfolio's holdings of foreign securities exposes the Portfolio to more credit risk than if it exclusively invested in U.S. Government securities. The Portfolio may also hold mortgage-backed securities such as GNMA securities, which are backed by the full faith and credit of the U.S. Government, but which expose the Portfolio to prepayment risk.

The MASTER FIXED INCOME PORTFOLIO has a higher degree of both interest rate risk and credit risk than the SHORT-TERM GOVERNMENT PORTFOLIO. This Portfolio is expected to exhibit moderate to high price fluctuations as interest rates change, because the Portfolio will generally have significant holdings of both intermediate-term and longer term bonds. The Portfolio will have various credit risks through its holding of high grade (A or higher) obligations. When the Portfolio makes a purchase of a debt security with a given quality rating, there is the risk that the rating will be subsequently downgraded to either a lower investment grade or a rating below high grade. Such a down-grading or its anticipation is almost always accompanied by a drop in the market price of the bond. In addition, even though a particular debt security may have a relatively high quality rating from a rating agency, the issuer may still default on its obligations to the Portfolio. This Portfolio is expected to normally have significant holdings in mortgage-backed securities, which exposes it to prepayment risk. It also is subject to call risk.

Reflecting these increased interest rate, credit, prepayment, and call risks, the MASTER FIXED INCOME PORTFOLIO will generally offer higher yields than the SHORT-TERM GOVERNMENT PORTFOLIO. However, it is sometimes the case in the bond market that shorter maturity bonds offer higher yields than longer maturity bonds. This is known as an INVERTED YIELD CURVE environment. In such an environment, it is possible that the Short-Term Government Portfolio may have, for example, a higher 30-day yield than the Master Fixed Income Portfolio. No matter what the yield curve environment, yields are not a comprehensive measure of a Portfolio's performance nor a guide to expected future performance. More comprehensive measures of a Portfolio's historical performance are its average annual total return and its variability of total return.

The SHORT-TERM GOVERNMENT PORTFOLIO should have no equity risk, as the Portfolio does not intend to acquire any investments with equity-type characteristics. The MASTER FIXED INCOME PORTFOLIO is expected to have low to moderate equity risk through its use of convertible and synthetic convertible security positions and its use of covered call and cash secured put investments. Convertible bonds are hybrid securities that generally pay a fixed rate of interest but also may be converted into a fixed amount of the common stock of the issuer; this "conversion value" gives the security some equity risk. A synthetic convertible investment is a combination investment in which the Portfolio purchases both (i) high-grade cash equivalents, high grade debt obligations of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the debt obligation that will be earned over the holding period of the option or warrant. Since convertible securities often have credit ratings that are below high grade, the Portfolio's use of synthetic convertible positions may enable the Portfolio to receive both interest income and some equity exposure without the typical credit risk of many convertible bonds or notes. See "Convertible Securities, Synthetic Convertible Positions and Warrants". In pursuit of its investment objective, the Portfolio may also invest in covered call and cash secured put investments. Covered call and cash secured put investments are equity positions hedged with options which are expected, on average, to have similar average volatility over time to longer maturity corporate or convertible bonds. The Portfolio will make such investments when it expects to receive a higher total return than generally available from longer term corporate bonds. Similarly to convertible bonds, these positions have both equity and fixed income characteristics and expose the Portfolio to equity risk. However, the Portfolio considers such risks when making such investments and evaluates them in relation to their expected return and the objectives of the Portfolio.

The ENHANCED EQUITY PORTFOLIO is expected to be subject primarily to equity risk and exhibit HIGH TO VERY HIGH price fluctuations as is characteristic of common stocks and equity funds in general. The price fluctuations of this Portfolio can generally be expected to be greater than either the Short-Term Government Portfolio or the Master Fixed Income Portfolio. The Portfolio's use of options, futures, and foreign securities may also expose the Portfolio to certain risks in addition to those normally associated with a domestic common stock portfolio.


DURATION

The discussion in the Prospectus of the investment policies of the Short-Term Government and Master Fixed Income Portfolios refer to the Portfolios' duration. Duration is the weighted average life of a Portfolio's debt instruments measured on a present value basis; it is generally superior to average weighted maturity as a measure of a Portfolio's potential volatility due to changes in interest rates.

Unlike a Portfolio's average weighted maturity, which takes into account only the stated maturity date of the Portfolio's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of
3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a sudden 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4 year duration, whereas an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interest in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of mortgage-related securities.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association. GNMA is a wholly owned United State Government corporation within the department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, pool insurance and letters of credit, issued by governmental entities, private insurers, and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's high grade investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations.
In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Adviser determines that the securities meet the Fund's quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which are illiquid if, as a result, the Fund would exceed its policy limitation on illiquid securities. (See "Investment Limitations".)

FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans. In addition, foreign mortgage-related securities are subject to special currency and other risks (see "Foreign Securities"). A Portfolio will not purchase any foreign mortgage-related securities if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS'). A domestic or foreign CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.
Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. A Portfolio will not purchase any CMOs if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.


OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on a real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, home builders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities. A Portfolio will not purchase any other mortgage-related securities if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

Each Portfolio may from time to time invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Because such securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate (see the discussion on "Duration" above). While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original discount (or deemed discount) on such securities accruing that year. In order to qualify as a "regulated investment company" under the Code, a Portfolio may be required to distribute a portion of such discount, which would then become part of a shareholder's taxable income. A Portfolio will not purchase any zero-coupon, step-coupon, or pay-in-kind securities if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.

SECURITIES OF SUPRANATIONAL ORGANIZATIONS

Each Portfolio may invest in the debt obligations of supranational institutions, which may be either U.S. dollar denominated or denominated in a foreign currency. There are currently 14 supranational organizations, which may be divided into two groups: (i) 12 multilateral lending institutions ("MLIs"), and
(ii) two other supranationals -- the European Coal and Steel Community and the European Economic Community. The 14 supranationals are the largest group of borrowers in the world. All supranationals are currently rated at least AA or equivalent by at least one recognized rating agency, with most rated AAA. The MLIs consist of five development finance institutions, six European multilateral financing organizations, and Intelsat supported satellite system operations. The MLIs are not the direct obligations of any one country, but are sovereign-supported financial institutions whose creditworthiness depend upon the member countries' willingness and ability to support their obligations and their own financial strength and expertise. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors. The voting power of each member country within a particular supranational closely follows the financial obligations of that country. MLIs include the African Development Bank, Asian Development Bank, Council of Europe Resettlement Fund, European Bank for Reconstruction and Development, European Investment Bank, Eurofima, Eutelsat, Intelsat, Inter-American Development Bank, International Finance Corporation, Nordic Investment Bank, and The World Bank.

OPTIONS AND FUTURES CONTRACTS

The Fund may purchase and sell ("write") both put options and call options on securities, securities indices and foreign currencies, enter into interest rate, foreign currency and index futures contracts, and purchase and sell options on such futures contracts ("futures options") for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transactions costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Portfolio investment in the underlying security or index or securities highly correlated to the underlying index, and not for speculation. The Fund may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. If other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund.

OPTIONS ON SECURITIES OR INDICES. The Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators such as the Merrill Lynch 1 to 3 Year Global Government Bond Index, the JP Morgan Global Government Bond Index, and the Lehman Brothers Government/Corporate Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of the "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option, such difference always being positive.

The Fund will write call options and put options only if they are "covered" as defined in the Prospectus. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund generally realizes a capital loss equal to the premium paid, with the exception that certain losses on put options purchased may be deferred for tax accounting purposes. See "Taxation - Hedging Transactions".

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the same type, with respect to the same underlying security or index, and with the same exercise price and expiration date). The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The market value of a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and the associated liability is subsequently marked to market daily. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDICES. Several risks are associated with transactions in options on securities and indices. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

COMBINATIONS OF OPTIONS. The Fund may employ certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on
the same security with the same exercise prices and expiration dates.   A
"strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of an option and the purchase of the same type of option (put or call) on the same security with the same or different expiration dates and different exercise prices. The Fund may, at the same time it employs certain combination of options, also have a position in the underlying security, and a holding of segregated collateral as part of its "coverage" of short options. Hence, the Fund's entire position related to a particular security, index, foreign currency, or future may be complex; however, the Fund will always be in a covered position with respect to options sold by the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate, foreign currency or index futures contracts. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of a certain specified securities, no physical delivery of these securities is made.

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other futures contracts are likely to be developed and traded in the future. The Fund intends to enter primarily into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. However, the Fund may also enter into currency forward contracts, which are not exchange-traded (see "Foreign Currency Transactions").

The Fund may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities, the Fund will use futures contracts and futures options for hedging purposes and not for speculation. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using futures contracts and futures options.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets, that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with characteristics substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with characteristics substantially similar to that of the index on which the futures contract is based), or by holding a separate call option permitting the fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with currently applicable regulations of the Commodity Futures Trading Commission ("CFTC") for exemption from the definition of a "commodity pool", the Fund is limited in its futures trading activities to (i) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (ii) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money") do not exceed 5% of the investment company's net assets.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxation".

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation, depending on circumstances such as variations in speculative market demand for futures and futures options relative to the demand for securities, technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during particular trading days and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

OTC OR DEALER OPTIONS. The Fund may engage in transactions involving OTC options on securities, currencies, or indices as well as exchange-traded options. Certain risks are specific to OTC options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase an OTC option it would rely on the counter-party (typically a broker, bank, or other financial institution) from whom it purchased the option to perform if the option were exercised. Failure by the counter-party to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of a OTC option it has purchased only by exercising or reselling the option to the counter-party who issued it. Similarly, when the Fund writes a OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the counter-party to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with counter-parties who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased OTC options and the assets used to secure written OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the counter-party agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change its treatment of such instruments accordingly.


FOREIGN CURRENCY TRANSACTIONS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may sell a forward contract, for example, when it purchases a foreign security denominated in a foreign currency, in an attempt to remove the effect of exchange rate changes on the value of the position. Such exchange rate changes, had their effect not been removed, may have been either favorable or unfavorable to the Fund. Removing or partially removing the effect of such currency rate changes does not remove other sources of price variation in a security, due to the type of security and its exposure to various risks.

Precise matching of the amount of forward currency contracts and the value of the Fund's securities denominated in such currencies will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determined that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of the foreign currency the Fund is obligated to deliver.

If the Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might results from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


COVERED SHORT SALES

As discussed in the Prospectus, the Fund may make covered short sales of securities to hedge against market risks. Generally, the Fund expects to make such sales in connection with the Fund's option and futures strategies. For example, the Fund may engage in option spreads in which it is both the purchaser and the covered writer of the same type of option (puts or calls) on the same underlying security with the options having different exercise prices and/or expiration dates. When the Fund enters into such a spread involving two put options, it is sometimes advantageous to enter into a "synthetic put" position instead of purchasing the put option which is the long side of the spread. A synthetic put position is created by a short sale of the underlying security which is hedged or covered by long position in a call option with the same terms as the put option being synthesized.

 The Fund may also make short sales which are covered or hedged by securities convertible or exchangeable into an equal number of shares of the securities sold short or by holdings of the same security (known as "short sales against the box"). Short sales against the box may be made for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of such a sale and/or to defer the realization of gain or loss for Federal income tax purposes. The Fund will segregate in a special account with its Custodian or broker an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The extent to which the Fund may make such short sales may be limited by the Code's requirements for qualification as a regulated investment company. (See "Taxation").

CONVERTIBLE SECURITIES, SYNTHETIC CONVERTIBLE POSITIONS, AND WARRANTS

The Master Fixed Income Portfolio and the Enhanced Equity Portfolio may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of common stock of the same or a different issuer at the option of the Portfolio during a specified time period. Such securities include convertible securities (i.e., convertible preferred stock and convertible debentures) and warrants. A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities.
In addition, the Portfolio may create a synthetic convertible position in which the Portfolio purchases both (i) high-grade cash equivalents or a high grade non-convertible fixed income security of an issuer (or U.S. Government securities) and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest from the debt obligation that will be earned over the holding period of the option or warrant.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in common stock of the same issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercise, resulting in a loss of the Portfolio's entire investment therein).


ILLIQUID SECURITIES

Under the Fund's investment restrictions, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. See "Investment Limitations". The Investment Adviser will monitor the amount of illiquid securities in each Portfolio to ensure compliance with the Fund's investment limitations. In the absence of a readily available market for such securities, the restrictions on resale may cause such securities to be considered illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act, the Company's Board of Trustees may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.


INVESTMENT GRADE BONDS

See the Appendix for a description of securities ratings. The "high grade" investment standard which the Fund uses only includes the highest three categories for debt over one year maturity (A or better) and A-1 or equivalent for short term maturities. The rating agencies themselves generally define investment grade to include the top four categories for debt over one year maturity. Subsequent to its purchase by a Portfolio, a security may be assigned a lower rating or cease to be rated. In addition to considering ratings assigned by the rating services in connection with its selection of investments for the Portfolios, the Adviser will consider, among other things, information concerning the financial history and conditions of the issuer and its revenue and expense prospects.

Debt obligations in the BBB or equivalent category have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with respect to higher grade bonds.

Debt obligations that are below investment grade are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed income securities. Such high-yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Adviser seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial market. However, while diversification reduces the effect on the Portfolios of any single investment, it does not reduce the overall risk of investing in lower rated securities. In no event will the Portfolios invest in any security rated below CCC or equivalent at the time of purchase.


LENDING OF PORTFOLIOS SECURITIES

For the purpose or realizing income, each Portfolio may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. The Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board of Trustees and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As a matter of operating policy, the Fund will not borrow in excess of 15% of its total assets (see "Investment Limitations"). To avoid the potential leveraging effects of the Fund's borrowings, investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowing or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.


FOREIGN SECURITIES

There are special risks in investing in foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment of these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.


CURRENCY FLUCTUATIONS. The Fund will invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

MARKET CHARACTERISTICS. The Fund may invest in foreign bonds, stocks or other debt or equity-related securities. While the foreign stocks or equity-related securities may be exchange traded, the Fund expects that most foreign debt securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock or bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts, futures options, currency contracts and options on currencies may not be regulated as effectively on foreign exchanges as similar transaction in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.

The value of the Fund's portfolio positions may also be adversely impacted by delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

TAXES. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. (See "Other Taxation").


                                INVESTMENT LIMITATIONS

The Fund has adopted the investment restrictions described below. Fundamental policies of the Fund may not be changed without the approval of the lesser of
(1) 67% of the Portfolio's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities of assets of, or borrowings by, the Fund.


FUNDAMENTAL POLICIES

As a matter of fundamental policy, a Portfolio may not:

(1) INDUSTRY CONCENTRATION. Purchase securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would constitute 25% or more of its total assets, provided that:
(i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries). For purposes of this policy, the Adviser classifies companies into approximately forty industries based on their primary business and financial characteristics.

(2) OIL, GAS, REAL ESTATE. Invest directly in real estate, oil, gas, or other mineral exploration or development programs; however, this limitation will not prevent the purchase of securities of companies engaged in such activities or secured by interests in such activities.

(3) LOANS. Make loans, except that the Portfolio may (i) purchase money market securities and enter into repurchase agreements, (ii) acquire bonds, debentures, notes and other debt securities, and (iii) lend portfolio securities in an amount not to exceed 30% of its total assets.

(4) MARGIN. Purchase securities on margin, except that the Portfolio may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) make margin deposits in connection with futures contracts and options on futures contracts.

(5) SINGLE ISSUER DIVERSIFICATION. With respect to 75% of its total assets, purchase securities of issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of any single issuer or it would own more than 10% of the voting securities of any issuer.

(6) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(7) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 15% of its total assets valued at market (for this purpose, delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

OPERATING POLICIES

As a matter of operating policy, a Portfolio may not:

(1) COMMODITIES. Purchase or sell commodities or commodity contracts, except that a Portfolio may (i) enter into financial and currency futures contracts and options on such futures contracts, (ii) enter into forward foreign currency exchange contracts (the Fund does not consider such contracts to be commodities), and (iii) invest in instruments which have the characteristics of both futures contracts and securities.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, any officers and Trustees of the Trust and of the Adviser who own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(5) UNSEASONED ISSUERS. Purchase securities (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's net assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such issuer).

STATE UNDERTAKINGS

In order to permit the sale of shares of the Fund in certain states, the Board of Trustees may adopt investment policies more restrictive than those described above. Should the trustees determine that any such more restrictive policy is no longer in the best interests of the Fund or its shareholders, the Trustees may revoke such policy and the Fund may cease offering shares of the Fund in the state involved. Moreover, if the state involved no longer requires any such restrictive policy, the trustees may revoke it.

The Fund has undertaken to the Texas State Securities Board and the Arizona Corporation Commission that it will limit its investments in warrants to no more than 5% of a Portfolio's net assets and, of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for the purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value. The Fund intends to comply with this undertaking for so long as the shares of the Fund are registered for sale in the States of Texas or Arizona.

INVESTMENT STRATEGY OF ENHANCED EQUITY PORTFOLIO

Since 1996, the Adviser has been using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen to manage the Enhanced Equity Portfolio. Using this model, the Adviser constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price momentum over the last six to twelve months; low "beta" and return volatility; and high trading volume and low bid/ask price spreads.


Such a portfolio of stocks cannot be constructed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. The Adviser believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").


The Adviser believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. The Adviser believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on a single style or factor (e.g. value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the Enhanced Equity Portfolio's investment objective will be achieved.


Using factors from each of the five categories described above, the Adviser determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:


    Targeted Return -- Expected portfolio return is typically targeted as 3% higher than the annual return on the stocks comprising the Standard & Poor's 500 Stock Price Index (the "S&P 500").


    Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.


    Size -- Average market capitalization is typically targeted to be greater than $15 billion.


    Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.


    Value -- Using specific accounting-related variables, such as the ratio of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe (i.e., its cash flow and earnings are priced relatively cheaply by the market).


    Maximum Issuer Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during the period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.


    Liquidity -- The size of the Portfolio's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that the Adviser's periodic rebalancing of the portfolio does not significantly impact the price of the security.


    Number of Stocks -- The number of stocks held by the Portfolio will typically range between 60 and 90.


The Adviser seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. The Adviser uses an [optimizer] to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.


The Adviser monitors the stocks held by the Portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of news events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors. Expected returns are updated monthly and are used to reoptimize the portfolio. The Adviser enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs. The targeted annual portfolio turnover ranges from 100-120%.

                                  PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, and (ii) to reduce or waive the minimum for initial and subsequent investments where certain economies can be achieved in sales of the Portfolio's shares. In addition to cash, the Fund may accept securities as payment for shares in any Portfolio at the applicable net asset value per share. The Fund will only consider accepting securities which: (1) meet the investment objective and policies of the Portfolio accepting the securities; (2) will be acquired for investment and not for resale; (3) are liquid securities and not restricted as to transfer either by law or market liquidity; and (4) have a readily ascertainable value.

                                 REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

                                MANAGEMENT OF THE FUND

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Trustees. The following is a list of Trustees and officers of the Fund and their principal occupations during the past five years. The mailing address of the Trustees and officers of the Fund is 700 South Flower Street, Suite 2400, Los Angeles, CA 90017. (* indicates a director who is an interested person of the Fund, as defined under the Investment Company Act of 1940.)


MICHAEL F. KOEHN* CHAIRMAN OF THE BOARD OF TRUSTEES.
President and Chief Executive Officer of the Adviser, Director of Analytic Optioned Equity Fund and President of Analysis Group, Inc., a consulting firm providing economic and financial consulting services. He earned a Ph.D. in Finance at the Wharton School, University of Pennsylvania.

MICHAEL D. BUTLER  TRUSTEE.
Director of Analytic Optioned Equity Fund. Professor emeritus of Social Sciences, former Dean of Undergraduate Studies at the University of California at Irvine and former member of the Society of Fellows, Harvard University.

ROBERTSON WHITTEMORE -  TRUSTEE.
Director of Analytic Optioned Equity Fund, Inc.; and Partner, Encore of La Jolla, retail clothing store. Former real estate broker; attorney, President of La Jolla Town Council, trustee of Combined Arts and Education Council of San Diego, and Executive Director of the San Diego Community Foundation. He earned his B.A. from Yale University, and his J.D. and M.B.A. from the University of California at Berkeley.

HARINDRA DE SILVA, PH.D., CFA -  PRESIDENT.
Managing Director of the Adviser and President of Analytic Optioned Equity Fund, Inc. He holds a B.S. from the University of Manchester at Manchester England, a M.B.A. from Simon School at Rochester New York and he earned his Ph.D. in Finance from the University of California at Irvine. He concurrently serves as a principal of Analysis Group, Inc., which he joined in 1986.

CHARLES L. DOBSON -  EXECUTIVE VICE PRESIDENT AND SECRETARY.
Director, Secretary and Portfolio Manager of the Adviser and Executive Vice President and Secretary of Analytic Optioned Equity Fund, Inc.. He holds a B.A. in Economics and M.S. in Administration from the University of California, Irvine.

GREGORY M. MC MURRAN -  TREASURER.
Chief Investment Officer of the Adviser and Treasurer of the Analytic Optioned Equity Fund, Inc. He has been with the Adviser as a Portfolio Manager since
October 1976.   He holds a B.A. in economics from the University of California at Irvine and a M.A. in economics from California State University at Fullerton.


MARIE NASTASI ARLT -  SENIOR VICE PRESIDENT.
Chief Operating Officer of the Adviser and Senior Vice President of Analytic Optioned Equity Fund, Inc. She holds a B.A. from California State University, Fullerton. She concurrently serves as Vice President of Analytic-TSA Investors, Inc. Formerly she served as Managing Director and Executve Vice President of TSA Capital Management.


ANGELO A. CALVELLO -- SENIOR VICE PRESIDENT
Director of Business Developement of the Adviser and Senior Vice President of Analytic Optioned Equity Fund, Inc. He earned a B.A., M.A. and Ph.D. in Philosophy from DePaul University at Chicago, Illinois. Formerly, he served as Executive Vice President at Credit Agricole Futures and Vice President of The Chicago Mercantile Exchange.


Officers and directors of the Fund who are affiliates of the Adviser receive no fee or salary from the Fund. Each director who is not an affiliate of the Adviser receives an annual fee of $2,000 plus $1,000 per meeting attended and reimbursement for expenses. For the fiscal year ended December 31, 1996, total compensation received by the three directors who are not affiliates of the Adviser is as follows:


                             Aggregate            Pension/Retirement                            Total Compensation
                         Compensation from       Benefits Accrued as         Estimated        From Analytic Optioned
                        The Analytic Series         Part of Fund          Annual Benefits       Equity Fund and The
        Name                   Fund                   Expenses            from Retirement      Analytic Series Fund
   ---------------      -------------------      -------------------      ---------------     ----------------------
Michael D. Butler             $5,000                    None                   None                   $10,000
Robertson Whittemore          $5,060                    None                   None                   $10,120
Robert E. Villagrana          $3,020                    None                   None                   $ 6,040


                                PRINCIPAL SHAREHOLDERS

The following tables show, as of March 31, 1997 the beneficial ownership of each Portfolio's common stock by all officers and Trustees of the Fund (as a group) and the record ownership of shares by each person known to the Fund to be a record owner of more than 5% of the issued and outstanding common stock of a Portfolio. Except for shares held by officers and Trustees, the Fund has no information regarding beneficial ownership of such shares.


          SHORT-TERM GOVERNMENT PORTFOLIO (TOTAL SHARES OUTSTANDING 58,462)

Name and Address                                 Number of Shares    Percentage
----------------                                 ----------------    ----------

Tucker Anthony, Inc.                                       5843         9.99%
FAO Nursing Pension
4 Landmark Square
Stamford, CT 06901

Tucker Anthony, Inc.                                       4283         7.33%
FAO Zion's Hills
4 Landmark Square
Stamford, CT 06901

Tucker Anthony, Inc.                                       3903         6.68%
FAO R. Borzilleri
4 Landmark Square
Stamford, CT 06901

All Officers and Trustees of the Fund as a group         16,470        28.17%

          MASTER FIXED INCOME PORTFOLIO (TOTAL SHARES OUTSTANDING 2,461,428)

Name and Address                                 Number of Shares    Percentage
----------------                                 ----------------    ----------

Trust Company of Knoxville                            2,640,593        90.67%
620 Market Street, Suite 300
One Centre Square
Knoxville, TN 37902

All Officers and Trustees of the Fund as a group         37,756         1.30%

             ENHANCED EQUITY PORTFOLIO (TOTAL SHARES OUTSTANDING 226,795)

Name and Address                                 Number of Shares    Percentage
----------------                                 ----------------    ----------

Vahid D. Khorramshahi                                    13,068         5.76%
2756 Tern Circle
Costa Mesa, CA 92626

All Officers and Trustees of the Fund as a group        110,341        48.65%

                        INVESTMENT ADVISORY AND OTHER SERVICES


THE INVESTMENT ADVISER

Analytic Investment Management, Inc. acquired and merged with TSA Capital Management Corporation January 31, 1996, and became Analytic-TSA Global Asset Management, Inc. Analytic-TSA Global Asset Management, Inc. (the "Adviser") is the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, dated November 23, 1992 (the "Advisory Agreement"). The Advisory Agreement was approved by the Board of Trustees, including the unanimous vote of the Fund's Trustees who are not parties to the agreement or "interested persons" of the Fund on April 2, 1997 at a meeting called for the purpose of voting on such approval.

The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAMC"). UAMC was organized in 1980 by its President and principal stockholder, Norton H. Reamer, for the purpose of acquiring firms engaged in the institutional investment management business.

The officers and directors of the Advisor are:

Roger G. Clarke                   Chariman of the Board
Michael F. Koehn                  Member of the Board, President and Chief
                                  Executive Officer
Gregory M. McMurran               Chief Investment Officer
Robert Bannon                     Managing Director
Harindra de Silva                 Managing Director
Charles L. Dobson                 Secretary, Director and Portfolio Manager
Marie Nastasi Arlt                Chief Operating Officer
Angelo A. Calvello                Director - Business Development

THE INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Trustees, manages the Portfolios of the Fund in accordance with each Portfolio's stated investment objective and policies, and makes investment decisions for the Fund. Pursuant to separate agreements, the Adviser also acts as the Fund's transfer agent, dividend disbursing agent, and shareholder relations servicing agent, and provides accounting and daily pricing services to the Fund. At its expense, the Adviser provides the office space and all necessary office facilities, equipment, and personnel for providing these services to the Fund.

As compensation for furnishing investment advisory, management and other services, and expenses assumed, pursuant to the Investment Management Agreement, the Short-Term Government, Master Fixed Income, and Enhanced Equity Portfolios pay the Adviser an annual fee equal to 0.30%, 0.45% and 0.60% of average daily net assets, respectively. For the year ended December 31, 1996 the Adviser voluntarily agreed to reimburse expenses that exceeded 0.60%, 0.80%, and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income,
and Enhanced Equity Portfolios, respectively.   For the year ended December 31,
1995, the Adviser voluntarily agreed to reimburse expenses that exceeded 0.50%, 0.70%, and 0.80% of average daily net assets for the Short-Term Government, Master Fixed Income, and Enhanced Equity Portfolios, respectively. After such reimbursements, for the year ended December 31, 1996, the Short-Term Government Portfolio paid $36,314, the Master Fixed Income Portfolio paid $70,152, and the Enhanced Equity Portfolio paid $3,860 advisory fees. For the year ended December 31, 1995, the Master Fixed Income Portfolio paid $9,100, and the Short-Term Government and Enhanced Equity Portfolios paid no advisory fees.

The Adviser has agreed that if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Trust's knowledge, the only state expense limitation in effect on the date of this Statement of Additional information is that of California, which requires the Adviser to reimburse the Fund for advisory fees to the extent that certain expenses exceed 2-1/2% of average annual net assets up to $30,000,000, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets in excess of $100,000,000.

Under the Management Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Advisory Agreement.

The Management Agreement may not be assigned by the Adviser and will terminate automatically upon assignment. It may be terminated without penalty with respect to any Portfolio upon 60-days' written notice by either party or by a vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). The Management Agreement may be amended with respect to any Portfolio by a vote of a majority of the Trustees of the Fund, including a majority of the disinterested trustees, cast in person at a meeting called for that purpose, subject to approval by the vote of a majority of the Portfolio's outstanding voting securities.

Pursuant to a Fund Accounting Agreement with the Fund, the Adviser maintains certain books and records for the Portfolios, provides pricing information with respect to Portfolio investments, calculates daily net asset value per share for the Portfolios, and performs certain other accounting services. As compensation for such services, the Adviser receives an annual fee equal to 0.05% of each Portfolio's average daily net assets, plus reimbursement of reasonable out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement with the Fund, the Adviser provides transfer agency services for the Portfolios, including processing of purchase and redemption orders and confirmations, maintenance of shareholder account information, and preparation and filing of reports to the Internal Revenue Service, Commission and state securities authorities. As compensation for such services, the Adviser receives an annual base fee equal to 0.16% of each Portfolio's average daily net assets up to $100 million, 0.14% of average daily net assets in excess of $100 million up to $200 million, and 0.12% of average daily net assets in excess of $200 million. The Adviser also receives a fee of $1.50 per shareholder account per month, plus reimbursement of reasonable out-of-pocket expenses.

Each such Agreement is terminable by either party with respect to any Portfolio upon 60 days notice. Under each such Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement.

                                PORTFOLIO TRANSACTIONS

Provided that best execution is obtained, the Adviser may consider sales of the Portfolios' shares and the provision of research services to the Adviser as factors in the selection of broker-dealers to execute portfolio transactions, and may enter into agreements whereby a portion of the commissions earned by a broker-dealer on the transactions placed with a broker-dealer will be reimbursed to the Portfolios by the payment of all or a portion of the Portfolios' expenses, including custodian fees. Research services furnished by brokers through which a Portfolio affects portfolio transactions may be used by the adviser servicing all of its accounts. Similarly, research services furnished by brokers through which the adviser's other accounts affect portfolio transactions may be used in servicing a Portfolio. During the years ended December 31, 1996 and 1995, the aggregate commissions paid were $0 by the Short-Term Government Portfolio, $27,017 and $8,587 by the Master Fixed Income Portfolio and $24,710 and $2,360 by the Enhanced Equity Portfolio. None of these amounts were directed to brokers because of research services provided to the Adviser.

If a Portfolio effects a closing transaction with respect to an option purchased or written by it, normally such transaction will be executed by the same broker-dealer who executed the opening purchase or sale of the option, except where the Portfolio utilizes a clearing agent. Likewise, if an option written or purchased by a Portfolio is exercised, normally the sale or purchase of the underlying securities will be executed by the same broker-dealer or clearing agent who executed the opening purchase or sale of the option.

The Adviser currently manages separate accounts aggregating in excess of $1,000,000,000 which employ investment strategies similar to those used by the Portfolios. At times, investment decisions may be made to purchase or sell the same investment security for a Portfolio and one or more of the other clients advised by the Adviser. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security or option, the transactions will be allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price or premium for such transaction. There may be circumstances in which such simultaneous transactions would be disadvantageous to a Portfolio with respect to price and availability of securities. In other cases, however, it is believed that transactions would be advantageous to a Portfolio.

PORTFOLIO VALUATION

Each Portfolio's share price or net asset value per share is calculated by dividing the total value of the Portfolio's assets, less total liabilities, by the total outstanding shares of the Portfolio. Portfolio securities which are traded on a national securities exchange are valued at the last sale price or if there is no recent last sale, at the mean between the current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Futures contracts are valued daily at the official settlement price of the exchange on which they are traded. Other securities and assets are valued at fair value in accordance with methods determined in good faith by the Fund's Board of Trustees.

                                       TAXATION

Each Portfolio has elected to be treated and intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and will be treated as a corporate entity for such purposes. To qualify as a regulated investment company, a Portfolio must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies (the "Diversification Test")); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. The Short Term Government Portfolio and the Master Fixed Income Portfolio intend to distribute to their shareholders substantially all of their investment company taxable income monthly and any net capital gains annually. The Enhanced Equity Portfolio intends to distribute to its shareholders substantially all of its investment company taxable income quarterly and any net capital gains annually. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on December 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in December of that year to shareholders of record on a date in such a month and paid by a Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Portfolios intend to make their distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends paid out of a Portfolio's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

For corporate investors, dividends paid by the Short Term Government Portfolio will generally not qualify for the dividends received deduction, a minimal amount of dividends paid by the Master Fixed Income Portfolio will qualify for the deduction, and some fraction of dividends by the Enhanced Equity Portfolio will qualify for such deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Portfolios are "Section 1256 contracts". Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the results that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolios, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolios are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transaction in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OTHER TAXATION

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, a Portfolio will be eligible to elect to "pass-through" to the Portfolio's shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rate share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year. The Fund does not currently expect to be eligible for such "pass-through" election under current operating policies and limitations on holdings of foreign securities.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payable will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternate minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year form the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, a Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt form such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                YIELD, TOTAL RETURN, AND OTHER PERFORMANCE STATISTICS

PERFORMANCE
As noted in each Prospectus, each Portfolio may from time to time quote various standardized performance figures to illustrate the Portfolios' past performance. They may occasionally cite statistics to reflect volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolios be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Portfolios are based on the new standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Portfolios to compute or express performance follows.

TOTAL RETURN
The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10-year periods (to the extent applicable) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes all income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each 1, 5, and 10-year period and the deduction of all applicable charges and fees.

The average annual total return is calculated according to the Securities and Exchange Commission formula:

                                        n
                                  P(1+T)  = ERV

where:
P   =    a hypothetical initial payment of $1,000
T   =    average annual total return
n   =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

The Portfolios may quote total rates of return in addition to their average annual total returns. Such quotations are computed in the same manner as each Portfolio's average annual compounded rate, except that such quotations will be based on each Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods (or fractional portion thereof).

The total returns for each Portfolio for the various periods have been:


                        Short Term Government    Master Fixed Income      Enhanced Equity
                              Portfolio               Portfolio              Portfolio
1 year
1/1/96 - 12/31/96               5.28%                   5.69%                  22.95%
From public inception
7/1/93 - 12/31/96               5.02%                   6.88%                  17.01%


YIELD
Current yield reflects the income per share earned by a Portfolio's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the share price on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a Portfolio during the base period. Yield is calculated according to the formula:

                                              a-b      6
                                  Yield = 2[(----- + 1)  - 1]
                                               cd

where
a   =    dividends and interest earned during the period
b   =    expenses accrued for the period (net of reimbursements)
c   =    the average daily number of shares outstanding during the period that were entitled to receive income distributions
d   =    the share price on the last day of the period


The 30-day yield for the Short-Term Government and Master Fixed Income Portfolios at March 31, 1997 is 5.50% and 5.53%, respectively.



CURRENT DISTRIBUTION RATE
Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to a Portfolio's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a portfolio during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than portfolio security dividends and interest, such as short-term capital gains and is calculated over a different period of time.

VOLATILITY
Occasionally statistics may be used to specify a Portfolio's volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than
1.00 indicates volatility less than the market. Sometimes beta may be calculated relative to a different market index. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

One measure of performance that adjusts for risk is alpha. Alpha is a measure of the difference between a Portfolio's performance and a market index portfolio with the same beta.

Sales literature referring to the use of a Portfolio as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which is it presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


COMPARISONS
To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements and other materials regarding the Portfolios may discuss various measures of a Portfolio's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages, among others, may be used:

a) The Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard and Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry, and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

h) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

i) Stocks, Bonds Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

j) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

k) Historical data supplied by the research departments of First Boston Corporation, The J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers, Smith Barney Shearson and Bloomberg L.P.

l) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The S & P 100 Stock Index is a smaller more flexible index for options trading.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio, that the averages are generally unmanaged. In addition there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                                ADDITIONAL INFORMATION

THE CUSTODIAN

The Fund's Custodian is The Union Bank of California, N.A., Trust Department, 475 Sansome Street, 11th Floor, San Francisco, California 94111. Pursuant to the terms of the Custodian Agreement, the Fund will forward to the Custodian the proceeds of each purchase of Portfolio shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of each Portfolio.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT

The Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent is Analytic-TSA Global Asset Management, Inc. (see "Investment Advisory and Other Services").

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as independent auditors to the Fund. The services provided by the firm include the audit of the financial statements of the Fund and services related to other filings made with the Securities and Exchange Commission.

LEGAL COUNSEL

The Fund's legal counsel is Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071.

FINANCIAL STATEMENTS

The financial statements in the Fund's 1996 Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. Such financial statements have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated hereby in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Fund's 1996 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

                        APPENDIX - DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations.


    1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    2.   Nature of and provisions of the obligation.

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Bonds have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Bonds have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S BOND RATINGS

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal as secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B Bonds generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


FITCH INVESTORS SERVICE, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical high grade investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn, or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstance that Fitch considers to have a material effect on the credit of the obligor.

    AAA rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

    A rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

    BB rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

    B rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

    CCC rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.


Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

Rating
Scale                             Definition
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------
AA+      High credit quality.  Protection factors are strong.  Risk modest,
AA       but may vary slightly from time to time because of economic
AA-      conditions.

--------------------------------------------------------------------------------
A+       Protection factors are average but adequate.  However, risk factors
A        are more variable and greater in periods of economic stress.
A-

--------------------------------------------------------------------------------
BBB+     Below average protection factors but still considered sufficient for
BBB      prudent investment.  Considerable variability in risk during economic
BBB-     cycles.

--------------------------------------------------------------------------------
BB+      Below investment grade but deemed likely to meet obligations when due.
BB       Present or prospective financial factors fluctuate according to
BB- industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

--------------------------------------------------------------------------------
B+       Below investment grade and possessing risk that obligations will not
B        be met when due.  Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

--------------------------------------------------------------------------------
CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                  SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

A-2 Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

C Issues have a doubtful capacity for payment.


MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

P-1 Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a P-1 rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

         Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

         Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

         Fitch-3 (Fair Credit Quality) Issues carrying his rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

         Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.


DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligors reliance on short-term funds on an ongoing basis.


    A.  Category 1:          High Grade

    Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    B.  Category 2:          Good Grade

    Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    C.  Category 3:          Satisfactory Grade

    Duff 3 Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    D.  Category 4:          Non-investment Grade

    Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                                        PART C

                                  OTHER INFORMATION


ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements:

         (1)  The following information is included in Part A - Prospectus:

              Financial Highlights


         (2) The following information is included in Part B - Statement of Additional Information:

              Registrant's Statements of Assets and Liabilities including Schedules of Portfolio Investments, Statements of Changes in Net Assets, Statements of Operations, related notes, and Independent Auditors' Report are included as part of Registrant's Annual Report to Shareholders for the period ended December 31, 1996, incorporated by reference in Part B.


    (b)  Exhibits

         1.1  Certificate of Trust of Registrant -- filed as Exhibit 1.1 to the
              Form N-1A Registration Statement of registrant on December 15,
              1992 (the "Registration Statement") and incorporated herein by reference,
         1.2  Amendment to Certificate of Trust of Registrant - filed as
              Exhibit 1.2 to Pre-Effective Amendment No. 1 to the Form N-1A
              Registration Statement of the registrant on April 23, 1993
              ("Pre-Effective Amendment No. 1") and incorporated herein by reference.
         1.3  Amended and Restated Declaration of Trust of Registrant - filed as Exhibit 1.3 to Pre-Effective Amendment No. 1 and incorporated herein by reference.
         1.4  Amendment of Amended and Restated Declaration of Trust of
              Registrant.
         2    Bylaws of Registrant -- filed as Exhibit 2 to the Registration
              Statement and incorporated herein by reference.
         3    None
         4    None
         5    Investment Management Agreement between Registrant and Analytic
              Investment Management, Inc. dated November 30, 1992 -- filed as
              Exhibit 5 to the Registration Statement and incorporated herein by reference.
         5.1  Amendment to Investment Management Agreement between Registrant and Analytic Investment Management, Inc. dated March 18, 1993 -
              filed as Exhibit 5.1 to Pre-Effective Amendment No. 1 and
              incorporated herein by reference.
         6    None
         7    None
         8    Custodian Agreement between Registrant and The Bank of
              California, N.A., dated December 1, 1992 -- filed as Exhibit 8 to the Registration Statement and incorporated herein by reference.
         9.1  Transfer Agent Agreement between Registrant and Analytic
              Investment Management, Inc. dated November 30. 1992 -- filed as
              Exhibit 9.1 to the Registration Statement and incorporated herein by reference.
         9.2  Fund Accounting Agreement between Registrant and Analytic
              Investment Management, Inc. dated November 30, 1992 -- filed as
              Exhibit 9.2 to the Registration Statement and incorporated herein by reference.
         10   Opinion and Consent of Counsel - included as part of Registrant's
              Form 24f-2 Notice filed February 27,1997 and incorporated herein by reference.
         11   Consent of Independent Auditors

         12   Not applicable.
         13   Investment Representations of Initial Investor - filed as Exhibit
              13 to Pre-Effective Amendment No. 1 and incorporated herein by reference.
         14   Analytic Individual Retirement Account Disclosure Statement and
              Application to Participate -- filed as Exhibit 14 to
              Post-Effective Amendment No. 1 to the Form N-1A Registration
              Statement of Registrant on February 15, 1994, and incorporated herein by reference.
         15   None.
         16   Schedule of Computation of Performance and Yield Quotations in
              Registration Statement -- filed as Exhibit 16 to Post Effective
              Amendment No. 2 to the Form N-1A Registration Statement of
              Registrant on April 29, 1994 and incorporated herein by reference.

         17   None.
         18   None.
         19   Financial Statements - filed pursuant to Rule 303 of Regulation
              S-T.
         27   Financial data schedule.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         By reason of its common Board of Directors and investment adviser, Analytic Optioned Equity Fund, Inc., a California corporation which is registered as a diversified, open-end management investment company under the 1940 Act, may be deemed to be under common control with the Registrant. In addition, at March 31, 1997, Trust Company of Knoxville, a Tennessee trust company, owns 82.58% of the Registrant's shares and may be deemed to be controlling persons of the Registrant under the 1940 Act.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES

                                                               Number of Record
                                                               Holders As of
     Portfolio               Title of Class                    March 31, 1997
    ---------------------------------------------------------------------------
     Short-Term Government   Shares of Beneficial Interest            51
     Master Fixed Income     Shares of Beneficial Interest            61
     Enhanced Equity         Shares of Beneficial Interest           101

ITEM 27. INDEMNIFICATION

         Section 5.2 of Registrant's Declaration of Trust provides for indemnification of Registrant's trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

         Section 7 of Registrant's Investment Management Agreement, Section 9 of Registrant's Transfer Agency Agreement, and Section 7 of Registrant's Fund Accounting Agreement, limits the liability of Registrant's Adviser in connection with performing its obligations under the Agreements, except with respect to matters involving their Disabling Conduct.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         During the two years ended December 31, 1996, Analytic-TSA Global Asset Management, Inc. (the "Adviser") has engaged only in the business of acting as investment adviser to fiduciaires and other long-term investors. It also acts as adviser to Analytic Optioned Equity Fund, Inc., an open-end, diversified registered investment company. During such period, the other substantial business, professions, vocations or employments of the directors or officers of the Adviser have been as follows:


Name                    Office                             Other Employment
Roger G. Clarke         Chairman of the Board of           President of Analytic-TSA Investors
                        Directors                          (wholly owned subsidiary of Adviser) and
                                                           Director of Investment Securities of the
                                                           Church of Jesus Christ of Latter Day
                                                           Saints, since January 1996.  Formerly,
                                                           Managing Director, President, Chief
                                                           Executive Officer and Chief Investment
                                                           Officer of TSA Capital Management
Michael F. Koehn        Member of the Board of             Co-founder and President of Analysis
                        Directors, President and Chief     Group, Inc.; Director of Analytic Optioned
                        Executive Officer                  Equity Fund; Trustee of The Analytic
                                                           Series Fund.
Gregory M. McMurran     Chief Investment Officer           Treasurer of Analytic Optioned Equity Fund
                                                           and The Analytic Series Fund
Harindra de Silva       Managing Director                  President of Analytic Optioned Equity Fund
                                                           and The Anaytic Series Fund.  President of
                                                           AG Risk Management and Principal of
                                                           Analysis Group
Robert J. Bannon        Managing Director                  Portfolio Manager of Analytic-TSA
                                                           Investors (wholly owned subsidiary of
                                                           Adviser) since March, 1996.  Formerly,
                                                           Senior Vice President and Senior
                                                           Investment Strategist of TSA Capital
                                                           Management (4/95 to 1/96); Senior Bond
                                                           Strategist of I.D.E.A. (5/92 to 4/95)
Charles L. Dobson       Director, Secretary and Portfolio  Executive Vice President and Secretary of
                        Manager                            Analytic Optioned Equity Fund and The
                                                           Analytic Series Fund.
Marie Nastasi Arlt      Chief Operating Officer            Senior Vice President of Analytic Optioned
                                                           Equity Fund and The Analytic Series Fund.
                                                           Secretary, Treasurer, Principal and Vice
                                                           President of Analytic-TSA Investors
                                                           (wholly owned subsidiary of Adviser) since
                                                           January, 1996.  Formerly, Executive Vice
                                                           President, Managing Director, Principal,
                                                           Treasurer and Secretary of TSA Capital
                                                           Management.
Angelo A. Calvello      Director -- Business               Senior Vice President of Analytic Optioned
                        Development                        Equity Fund and The Analytic Series Fund.
                                                           Formerly, Executive Vice President at
                                                           Credit Agricole Futures and Vice President
                                                           of The Chicago Mercantile Exchange.



The business address of such persons is700 South Flower Street, Suite 2400, Los Angeles, CA 90017

ITEM 29. PRINCIPAL UNDERWRITERS

         Not applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of the Registrant and its investment adviser, 700 South Flower Street, Suite 2400, Los Angeles, CA 90017.

ITEM 31. MANAGEMENT SERVICES

         Not applicable

ITEM 32. UNDERTAKINGS

         Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

         In addition, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Irvine, and State of California, on the 28th day of April, 1997.

                               THE ANALYTIC SERIES FUND
                                     (Registrant)



                    By        /s/ Michael F. Koehn
                       -----------------------------------
                              Michael F. Koehn, Chairman

    Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         NAME                          TITLE                         DATE

/s/ Harindra de Silva
-------------------------
Harindra de Silva         President                              April 28, 1997

/s/ Gregory M. McMurran
-------------------------
Gregory M. McMurran       Treasurer (Chief Financial Officer)    April 28, 1997

/s/ Michael F. Koehn
-------------------------
Michael F. Koehn          Chairman of the Board of Trustees      April 28, 1997

/s/ Michael D. Butler*
-------------------------
Michael D. Butler*        Trustee                                April 28, 1997

/s/ Robertson Whittemore*
-------------------------
Robertson Whittemore*     Trustee                                April 28, 1997


-------------------------
                                                                 April 28, 1997

*By /s/ Deborah Sheflin
    ---------------------
    Deborah Sheflin
    Attorney-in-fact

                                    EXHIBIT INDEX

                               THE ANALYTIC SERIES FUND

EXHIBIT       DESCRIPTION                                            PAGE
11            Consent of Independent Auditors                        C-7
19            Financial Statements                                   C-25
27            Financial data schedule